TOUCHSTONE TAX-FREE TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

April 27, 2015

Dear Shareholder:

Enclosed is important information concerning your investment in the Touchstone Ohio Tax-Free Money Market Fund, a series of Touchstone Tax-Free Trust. The Touchstone Ohio Tax-Free Money Market Fund is referred to as the “Touchstone Fund,” and Touchstone Tax-Free Trust is referred to as the “Touchstone Trust.”

In light of the changing regulatory landscape with respect to money market funds and uncertainty regarding the continued economic profitability and prospects of its money market funds, Touchstone Advisors, Inc., the investment adviser to the Touchstone Fund, has decided to exit the money market fund business. In light of this decision, the Board of Trustees of the Trust (the “Board”) has approved, subject to shareholder approval, the reorganization (the “Reorganization”) of the Touchstone Fund into Federated Ohio Municipal Cash Trust (the “Federated Fund”), a portfolio of Money Market Obligations Trust. As described in more detail in the attached Prospectus/Proxy Statement, the Federated Fund is a comparable money market mutual fund managed by Federated Investment Management Company (“Federated Adviser”), an advisory subsidiary of Federated Investors, Inc. (“Federated”). If the Reorganization is completed, Touchstone Fund shareholders would become part of a larger and more diverse family of mutual funds, hold shares in a larger combined money market mutual fund with a lower total gross expense ratio, and have access to a family of mutual funds managed by the Federated Adviser, an investment adviser with extensive experience managing money market mutual funds, and by its affiliated advisory companies.

Pursuant to the Reorganization, shareholders of the Touchstone Fund would receive shares of the Federated Fund, as follows:

Touchstone Fund	Federated Fund
Touchstone Ohio Tax-Free Money Market Fund	Federated Ohio Municipal Cash Trust
Class A	Service Shares
Institutional Class	Institutional Shares

The Board unanimously recommends that you vote FOR the Touchstone Fund’s Reorganization proposal.

We have enclosed a Prospectus/Proxy Statement that describes the Reorganization proposal in greater detail and includes important information about the Federated Fund. Please contact Shareholder Services for the Touchstone Fund at 1-800-543-0407 with any questions.

Sincerely, Jill T. McGruder President Touchstone Tax-Free Trust

QUESTIONS & ANSWERS

We recommend that you read the enclosed Prospectus/Proxy Statement. In addition to the detailed information in the Prospectus/Proxy Statement, the following questions and answers provide an overview of key features of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Prospectus/Proxy Statement?
A.	As a shareholder of the Touchstone Ohio Tax-Free Money Market Fund (“Touchstone Fund”), a series of the Touchstone Tax-Free Trust (“Touchstone Trust”), you are receiving the enclosed Prospectus/Proxy Statement in connection with a special shareholder meeting of the Touchstone Trust with respect to the Touchstone Fund. Shareholders of the Touchstone Fund will consider the Reorganization of the Touchstone Fund into Federated Ohio Municipal Cash Trust (“Federated Fund”), a portfolio of Money Market Obligations Trust (“Federated Trust”), a money market fund with comparable investment objectives and strategies (the “Proposal”). Specifically, the Proposal asks Touchstone Fund shareholders:

To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all or substantially all of the assets of the Touchstone Fund (which offers Class A shares and Institutional Class shares) (the “Touchstone Fund Shares”) in exchange solely for shares (Service Shares and Institutional Shares, respectively) of the Federated Fund (the “Federated Fund Shares”); (ii) the distribution of the Federated Fund Shares (Service Shares and Institutional Shares) to the holders of the outstanding Touchstone Fund Shares (Class A shares and Institutional Class shares, respectively), and (iii) the liquidation and termination of the Touchstone Fund, all upon the terms and conditions set forth in the Plan.

Any such vote in FAVOR or AGAINST the proposal to approve the Plan will also authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any such adjournment of the Special Meeting.

The Touchstone Fund and the Federated Fund are sometimes referred to in the Prospectus/Proxy Statement individually as a “Fund” and collectively as the “Funds.”

Q.	Why has the Board recommended this Proposal?
A.	Touchstone Advisors, Inc. (“Touchstone Advisor”), the investment adviser to your Touchstone Fund, intends to exit the money market management business in light of the changing regulatory landscape and uncertainty regarding the continued economic profitability and prospects of its money market funds. By reorganizing the Touchstone Fund into the Federated Fund, shareholders of the Touchstone Fund will have the opportunity to continue their investment through a tax-free reorganization of the Touchstone Fund into a Federated Fund with a comparable investment objective and comparable investment strategies. In addition, Touchstone Fund shareholders would become part of a larger and more diverse family of mutual funds, hold shares in a larger combined money market mutual fund with a lower total gross expense ratio, and have access to a family of mutual funds managed by Federated Investment Management Company (“Federated Adviser”), an advisory subsidiary of Federated Investors, Inc. (“Federated”). The Federated Adviser is an investment adviser with extensive experience managing money market mutual funds. Please refer to “Summary – Reasons for the Proposed Reorganization” and “Information About the Reorganization – Background and Trustees’ Considerations Relating to the Proposed Reorganization” in the Prospectus/Proxy Statement for additional information regarding the reasons for the Reorganization.
Q.	What will happen to my existing shares?
A.	Immediately after the Reorganization, you will own shares of the Federated Fund that are equal in number and total value to your shares of the Touchstone Fund. Each Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share. All mutual funds take investment risks, however. Therefore, even though both Funds are money market funds that seek to maintain a stable NAV, it is possible to lose money by investing in either Fund. An investment in either Fund is not a deposit and is not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in either Fund. Please refer to the introduction in the “Summary” in the Prospectus/Proxy Statement for additional information.
Q.	How will the Reorganizations affect fees and expenses?
A.	The fee and expense structures of the Touchstone Fund and the Federated Fund differ. After the Reorganization, you will pay the fees and expenses applicable to the Federated Fund, which has a lower total gross expense ratio. Please refer to “Summary – Comparative Fee Tables” in the Prospectus/Proxy Statement for a comparison of the Touchstone Fund’s and Federated Fund’s fees and expenses.
Q.	How do the investment objective and principal investment strategies of the Touchstone Fund and the Federated Fund compare?
A.	Each Fund is a money market mutual fund that seeks to maintain a stable net asset value of $1.00 per share. Each Fund has a comparable investment objective and comparable principal investment strategies. Please refer to “Summary – Comparison of Investment Objectives, Policies and Risks” in the Prospectus/Proxy Statement for a comparison of the Touchstone Fund’s and Federated Fund’s investment objectives and investment strategies.
Q.	Will I have to pay federal income taxes as a result of the Reorganization?
A.	You are not expected to recognize any gain or loss for federal income tax purposes on the exchange of your shares of the Touchstone Fund for shares of the Federated Fund as part of the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Please refer to “Summary – Federal Tax Consequences” and “Information About the Reorganization – Federal Income Tax Consequences” in the Prospectus/Proxy Statement for additional information regarding the federal income tax consequences of the Reorganization.
Q.	Who will pay the expenses of the Reorganization?

Under the Plan, it is not expected that either the Touchstone Fund or the Federated Fund will bear any expenses associated with their participation in the Reorganization, and that the Touchstone Adviser and Federated, and/or their respective affiliates, will bear the expenses associated with the Reorganization as agreed between them, except as follows: (1) The Federated Fund will bear expenses associated with the qualification of Federated Fund Shares for sale in the various states on an as incurred basis; and (2) To the extent that any disposition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. Please refer to “Information About the Reorganization – Costs of Reorganization” in the Prospectus/Proxy Statement for additional information.

Q.	Can I redeem or exchange my shares before the Reorganization take place?
A.	You may exchange your shares into other Touchstone fund that remains open to new investments, in accordance with the prospectus, or redeem your shares before the Reorganization takes place by contacting Shareholder Services for the Touchstone Fund. Please refer to “Summary – Purchase, Redemption and Exchange Procedures” for additional information regarding redeeming and exchanging from the Touchstone Fund.
Q.	What will happen if shareholders of the Touchstone Fund do not approve the Reorganization or the transaction is not completed?
A.	If shareholders of the Touchstone Fund fail to approve the Reorganization, or if certain other conditions to the consummation of the Reorganization are not satisfied, the Touchstone Fund will not be reorganized and the Touchstone Fund Board of Trustees (the “Touchstone Fund Board”) will consider other alternatives for the Touchstone Fund, including liquidation of the Touchstone Fund.
Q.	When will the Reorganization occur?
A.	The Reorganization is expected to be completed on or about June 19, 2015.
Q.	Who should I contact for more information?
A.	You can contact Shareholder Services for the Touchstone Fund at 1-800-543-0407.

Touchstone Ohio Tax-Free Money Market Fund

a series of TOUCHSTONE TAX-FREE TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD May 29, 2015

A special meeting of the shareholders of Touchstone Ohio Tax-Free Money Market Fund (“Touchstone Fund”), a series of Touchstone Tax-Free Trust (the “Touchstone Trust”), will be held at the offices of the Touchstone Trust located at 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202-4203, at 10:00 a.m. on May 29, 2015. At the special meeting, shareholders of the Touchstone Fund will be asked to consider the following proposal:

1.         To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all or substantially all of the assets of the Touchstone Fund (which offers Class A shares and Institutional Class shares) (the “Touchstone Fund Shares”)) in exchange solely for shares (Service Shares and Institutional Shares, respectively) of the Federated Ohio Municipal Cash Trust (“Federated Fund”), a portfolio of Money Market Obligations Trust (“Federated Trust”), (the “Federated Fund Shares”); (ii) the distribution of the Federated Fund Shares (Service Shares and Institutional Shares) to the holders of the outstanding Touchstone Fund Shares (Class A shares and Institutional Class shares, respectively), and (iii) the liquidation and termination of the Touchstone Fund, all upon the terms and conditions set forth in the Plan; and

2.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

Any such vote in FAVOR or AGAINST the proposal to approve the Plan will also authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any such adjournment of the Special Meeting.

The Board of Trustees of the Touchstone Trust has fixed March 31, 2015, as the record date for determination of shareholders entitled to vote at the special meeting.

By Order of the Board of Trustees,

/s/ Jill T. McGruder
Jill T. McGruder

President
Touchstone Tax-Free Trust

April 27, 2015

YOU CAN HELP AVOID THE NECESSITY OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

April 27, 2015

Acquisition of the assets of

TOUCHSTONE OHIO TAX-FREE MONEY MARKET FUND

a series of TOUCHSTONE TAX-FREE TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

Telephone No: 1-800-543-0407

By and in exchange for shares of

FEDERATED OHIO MUNICIPAL CASH TRUST

a portfolio of MONEY MARKET OBLIGATIONS TRUST

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement describes the proposals for the reorganization (“Reorganization”) in accordance with an Agreement and Plan of Reorganization (“Plan”), pursuant to which Touchstone Ohio Tax-Free Money Market Fund (“Touchstone Fund”), a series of the Touchstone Tax-Free Trust (the “Touchstone Trust”), will transfer all or substantially all of its assets (other than any deferred or prepaid expenses shown as an asset on the books of the Touchstone Fund on the day the Reorganization is consummated (“Closing Date”), which deferred or prepaid expenses (if any) will not be acquired) to Federated Ohio Municipal Cash Trust (“Federated Fund”), a portfolio of Money Market Obligations Trust (the “Federated Trust”), in exchange for shares of certain classes of the Federated Fund as set forth in the chart below:

Reorganizing Fund	Surviving Fund
Touchstone Ohio Tax-Free Money Market Fund	Federated Ohio Municipal Cash Trust
Class A Shares	Service Shares
Institutional Class Shares	Institutional Shares

The Touchstone Fund and the Federated Fund are sometimes referred to individually as a “Fund” and collectively as the “Funds.” Each of the Funds is a money market mutual fund that is subject to Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”), which is the regulation that governs money market mutual funds. The transactions are being treated as transactions among investment companies that are first-tier or second-tier “affiliated persons” of one another within the meaning of Section 2(a)(3) of the 1940 Act, and, accordingly, the Reorganization has been approved by the Boards of Trustees of the Touchstone Trust and the Federated Trust, and is being submitted for approval by the shareholders of the Touchstone Fund, in accordance with Rule 17a-8 under the 1940 Act, which governs reorganizations between investment companies that are first-tier or second-tier “affiliated persons” of one another. The Touchstone Fund and the Federated Fund are affiliated within the meaning of Rule 17a-8 under the 1940 Act because they have a common intermediary that owns, controls or has the power to vote 5% or more of the outstanding voting securities of each Fund.

Under the Plan, the Touchstone Fund will transfer all or substantially all of its assets (except that any deferred or prepaid expenses shown as an asset on the books of the Touchstone Fund, which currently are not expected to be material in amount when the Reorganization is consummated on the Closing Date, will not be acquired) to the Federated Fund in exchange for shares of the applicable classes of the Federated Fund. The shares of the Federated Fund then will be distributed pro rata by the Touchstone Fund to its shareholders in complete liquidation and termination of the Touchstone Fund. The Federated Fund will be the accounting survivor in the Reorganization.

As a result of the Reorganization, the owners of shares of the Touchstone Fund will become the owner of shares of the Federated Fund having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the Touchstone Fund on the Closing Date. At the time of the Reorganization, the value of the assets of the Touchstone Fund will be computed as of the Closing Date using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with Rule 2a-7(g)(1)(i)(A) (as amended) and in accordance with the Federated Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon (and approved by the respective Boards of Trustees of the Federated Trust and the Touchstone Trust). At the time of the Reorganization, the NAV per share of the Touchstone Fund’s shares will be computed as of the Closing Date using the Amortized Cost Method as defined in Rule 2a-7(a)(2) under the 1940 Act, in accordance with the Federated Fund’s valuation procedures. Since the Touchstone Fund and the Federated Fund are money market funds, and value their shares at a NAV of $1.00 per share, it is expected that the Touchstone Fund’s shareholders will receive the same number of shares of the Federated Fund as they currently hold in the Touchstone Fund. The form of the Plan is attached to this Prospectus/Proxy Statement as Annex A. After the liquidating distributions are made by the Touchstone Fund, the Touchstone Fund will have no shares of beneficial interest outstanding. Any certificates representing shares of the Touchstone Fund, if any, should be turned in to the Touchstone Fund and will be cancelled by the Touchstone Fund upon the consummation of the Reorganization. The Touchstone Fund will be required to discharge all of its liabilities and obligations prior to the consummation of the Reorganization. The Touchstone Fund was closed to new investors on November 24, 2014 and may cease accepting new investments from existing investors, and transactions from automatic investment plans or systematic withdrawal plans, a few days prior to the Closing Date of the Reorganization in order to facilitate the transfer of its portfolio securities to the Federated Fund as part of the Reorganization. As soon as practicable after the distribution and liquidation of the Touchstone Fund described above, the Touchstone Fund will take steps to wind-down its affairs and to have its existence terminated in accordance with Massachusetts law and other applicable requirements, and will make any filings with the U.S. Securities and Exchange Commission (“SEC”) as may be required. The Reorganization will result in the complete liquidation and termination of the Touchstone Fund.

For a comparison of the investment objectives, policies and risks of the Touchstone Fund and the Federated Fund, see “Summary - Comparison of Investment Objectives, Policies, and Risks.” Information concerning shares of the Federated Fund, as compared to shares of the Touchstone Fund, is included in this Prospectus/Proxy Statement in the sections entitled “Summary - Comparative Fee Tables,” “Summary - Advisory Fees, Service Fees, Shareholder Fees and Other Expenses” and “Information About the Reorganization - Description of the Touchstone Fund and the Federated Fund Capitalization.”

The investment adviser for the Touchstone Fund is Touchstone Advisors, Inc. (the “Touchstone Advisor”), a subsidiary of IFS Financial Services, Inc. (“Parent”). The Touchstone Fund is sub-advised by an affiliate of the Touchstone Advisor, Fort Washington Investment Advisors Inc. (the “Touchstone Fund Sub-Advisor”). The investment adviser for the Federated Fund is Federated Investment Management Company (the “Federated Adviser”), a subsidiary of Federated Investors, Inc. (“Federated”).

The Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the federal income tax consequences of the Reorganization, see “Summary – Federal Tax Consequences.”

This Prospectus/Proxy Statement and the enclosed proxy cards are expected to be mailed on or about April 30, 2015 to shareholders of record at the close of business on March 31, 2015 (the “Record Date”).

If the proposed Reorganization is approved by shareholders, it is anticipated that shareholders of the Touchstone Fund will receive shares in the Federated Fund on or about June 19, 2015.

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Federated Fund that a prospective investor should know before voting on the Reorganization. This Prospectus/Proxy Statement should be read in conjunction with the following:

The Prospectuses for the Federated Ohio Municipal Cash Trust - Institutional Shares and Service Shares; each dated February 28, 2015, as amended (File Nos.: 811-5950 and 33-31602), which are incorporated herein by reference (the “Federated Fund Prospectuses”), accompany this Prospectus/Proxy Statement.

A Statement of Additional Information (“SAI”) relating to this Prospectus/Proxy Statement dated April 27, 2015, as well as an SAI for Federated Ohio Municipal Cash Trust- Institutional Shares and Service Shares, dated February 28, 2015, as amended (File Nos.: 811-5950 and 33-31602), and each containing additional information, have been filed with the SEC and are incorporated herein by reference (the “Federated Fund SAI”).

A Prospectus and SAI for the Touchstone Ohio Tax-Free Money Market Fund’s Class A Shares and Institutional Class Shares (as applicable), dated October 30, 2014, as amended (811-03174 and 002-72101), has been filed with the SEC and is incorporated herein by reference (the “Touchstone Fund Prospectus” and “Touchstone Fund SAI,” as applicable).

In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):

1. Annual Shareholder Report for Federated Ohio Municipal Cash Trust, dated October 31, 2014 (File Nos.: 811-5950 and 33-31602);

2. Annual Shareholder Report for Touchstone Ohio Tax-Free Money Market Fund, dated June 30, 2014 (File Nos. 811-03174 and 002-72101);

3. Semi-Annual Shareholder Report for Federated Ohio Municipal Cash Trust, dated April 30, 2014 (File Nos.: 811-5950 and 33-31602); and

4. Semi-Annual Shareholder Report for Touchstone Ohio Tax-Free Money Market Fund, dated December 31, 2014 (File Nos. 811-05669 and 033-24848).

Copies of these materials and other information about the Touchstone Fund and the Federated Fund may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. You can copy and review information about the Funds at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Touchstone Fund and the Federated Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on May 29, 2015: This Prospectus/Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

An investment in money market funds is not a deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency or the Touchstone Advisor, Federated Adviser, Touchstone Fund or Federated Fund. Although money market funds seek to preserve the value of a shareholder’s investment at $1.00 per share, it is possible to lose money by investing in these Funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THESE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THESE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. ALTHOUGH THESE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THESE FUNDS.

Table of Contents

Page

SUMMARY	7
Reasons For The Proposed Reorganization	8
Federal Tax Consequences	9
Comparison Of Investment Objectives, Policies And Risks	11
Comparison Of Investment Limitations	15
Comparative Fee Tables	15
Comparison Of Potential Risks And Rewards; Performance Information	22
Financial Highlights	25
Fund Management	29
Advisory Fees, Services Fees, Shareholder Fees And Other Expenses	31
Purchase, Redemption And Exchange Procedures	35
Dividends And Distributions; Tax Information; Frequent Trading; Portfolio Holdings Information	36
INFORMATION ABOUT THE REORGANIZATION	37
Description Of The Agreement And Plan Of Reorganization	37
Background And Trustees’ Considerations Relating To The Proposed Reorganization	39
Costs Of Reorganization	42
Description Of The Touchstone Fund And The Federated Fund Capitalization	42
Federal Income Tax Consequences	43
Agreement Among Federated, Touchstone Advisor and Touchstone Trust	44
Comparative Information on Shareholders Rights	45
INFORMATION ABOUT THE TOUCHSTONE FUNDS AND THE FEDERATED FUNDS	48
Where to Find Additional Information	48
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING	48
Proxies, Quorum and Voting at the Special Meeting	49
Share Ownership Of The Funds	51
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY	52

COMPARISON OF THE TOUCHSTONE FUND’S AND THE FEDERATED FUND’S FUNDAMENTAL INVESTMENT LIMITATIONS (Annex B) B-1

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.

If the proposed reorganization (“Reorganization”) is approved, under the Agreement and Plan of Reorganization (“Plan”), the Touchstone Ohio Tax-Free Money Market Fund (“Touchstone Fund”), a series of Touchstone Tax-Free Trust (“Touchstone Trust”), will transfer all or substantially all of its assets (except that any deferred or prepaid expenses shown as an asset on the books of the Touchstone Fund, which currently are not expected to be material in amount when the Reorganization is consummated (the “Closing Date”), will not be acquired) to the Federated Ohio Municipal Cash Trust (“Federated Fund”), a portfolio of Money Market Obligations Trust (“Federated Trust”), in exchange for shares of the applicable classes of the Federated Fund. (The Touchstone Fund and the Federated Fund are sometimes referred to individually as a “Fund” and collectively as the “Funds.”) Each of the Funds is a money market mutual fund that is subject to Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”), which is the regulation that governs money market mutual funds. The shares of the Federated Fund then will be distributed pro rata by the Touchstone Fund to its shareholders in complete liquidation and termination of the Touchstone Fund. The Federated Fund will be the accounting survivor in the Reorganization.

As noted above, the Touchstone Fund will not transfer any deferred or prepaid expenses shown as an asset on the books of the Touchstone Fund to the Federated Fund. The following chart identifies the type, and amounts, of such deferred or prepaid expenses as of February 28, 2015. These deferred and prepaid expenses are not expected to be material in amount when the Reorganization is consummated on the Closing Date because the Touchstone Fund is amortizing these deferred or prepaid expenses such that they are expected to be zero on the Closing Date.

Touchstone Fund	Deferred or Prepaid Expenses
	Blue Sky	Insurance	Miscellaneous Prepaid
Touchstone Ohio Tax-Free Money Market Fund	$ 7,767	$ 1,532	$ 299

As a result of the Reorganization, owners of shares of the Touchstone Fund will become an owner of shares of the Federated Fund having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the Touchstone Fund on the date of the Reorganization (the “Closing Date”). At the time of the Reorganization, the value of the assets of the Touchstone Fund will be computed as of the Closing Date using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with Rule 2a-7(g)(1)(i)(A) (as amended) and in accordance with the Federated Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon (and approved by the respective Boards of Trustees of the Federated Trust and the Touchstone Trust). At the time of the Reorganization, the NAV per share of the Touchstone Fund’s shares will be computed as of the Closing Date using the Amortized Cost Method as defined in Rule 2a-7(a)(2) under the 1940 Act, in accordance with the Federated Fund’s valuation procedures. Since the Touchstone Fund and the Federated Fund are money market funds, and value their shares at a NAV of $1.00 per share, it is expected that the Touchstone Fund’s shareholders will receive the same number of shares of the Federated Fund as they currently hold in the Touchstone Fund.

The form of the Plan, pursuant to which the proposed Reorganization will be conducted is attached as Annex A. A comparison of the Touchstone Fund’s and Federated Fund’s fundamental investment limitations is attached to this Prospectus/Proxy Statement as Annex B.

After the liquidating distributions are made by the Touchstone Fund, the Touchstone Fund will have no shares of beneficial interest outstanding. Any certificates representing shares of the Touchstone Fund, should be turned in to the Touchstone Fund and will be cancelled by the Touchstone Fund upon the consummation of the Reorganization. The Touchstone Fund will be required to discharge all of its liabilities and obligations prior to the consummation of the Reorganization. The Touchstone Fund was closed to new investors on November 24, 2014 and may cease accepting new investments from existing investors, and transactions from automatic investment plans or systematic withdrawal plans, a few days prior to the Closing Date of the Reorganization in order to facilitate the transfer of its portfolio securities to the Federated Fund as part of the Reorganization. As soon as practicable after the distribution and liquidation of the Touchstone Fund described above, the Touchstone Fund will take steps to wind-down its affairs and to have its existence terminated in accordance with Massachusetts law and other applicable requirements, and will make any filings with the U.S. Securities and Exchange Commission (“SEC”) as may be required. The Reorganization will result in the complete liquidation and termination of the Touchstone Fund.

For a comparison of the investment policies of the Touchstone Fund and the Federated Fund, see “Summary - Comparison of Investment Objectives, Policies, and Risks- Investment Limitations.” Information concerning shares of the Federated Fund, as compared to shares of the Touchstone Fund, is included in this Prospectus/Proxy Statement in the sections entitled “Summary - Comparative Fee Tables,” “Summary - Advisory Fees, Service Fees, Shareholder Fees and Other Expenses” and “Information About the Reorganization - Description of the Touchstone Fund and the Federated Fund Capitalization.”

The investment adviser for the Touchstone Fund is Touchstone Advisors, Inc. (the “Touchstone Advisor”), a subsidiary of IFS Financial Services, Inc. (“Parent”). The Touchstone Fund is sub-advised by an affiliate of the Touchstone Advisor, Fort Washington Investment Advisers Inc. (“the Touchstone Fund Sub-Advisor”). The investment adviser for the Federated Fund is Federated Investment Management Company (the “Federated Adviser”), a subsidiary of Federated Investors, Inc. (“Federated”).

For more complete information, please read the Federated Fund Prospectuses, Federated Fund SAI, Touchstone Fund Prospectus and Touchstone Fund SAI for the Federated Fund and Touchstone Fund, respectively (collectively, the “Funds” or individually a “Fund”) and the SAI relating to this Prospectus/Proxy Statement. Copies of the Federated Fund Prospectuses accompany this Prospectus/Proxy Statement.

The Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Code. For information on the federal income tax consequences of the Reorganization, see “Summary – Federal Income Tax Consequences.”

If shareholders of the Touchstone Fund fail to approve the Reorganization, or if certain other conditions to the consummation of the Reorganization are not satisfied, the Touchstone Fund will not be reorganized into the Federated Fund and the Touchstone Fund Board of Trustees (the “Touchstone Fund Board”) will consider other alternatives for the Touchstone Fund, including liquidation of the Touchstone Fund.

The custodian of IRA or Roth IRA accounts established with the Touchstone Fund will become State Street Bank and Trust Company (“SSB”). If the Reorganization of the Touchstone Fund is approved by shareholders, and the Reorganization is consummated, shareholders with IRA and Roth IRA accounts will be considered to have given an instruction to their current IRA custodian, BNY Mellon, Investment Servicing (US) Inc. (“BNY Mellon”), to transfer their tax-deferred investment to SSB in the account in the Federated Fund. If the Touchstone Fund shareholder does not want to participate in the Reorganization, or if the shareholder wants to handle the investments in the shareholder’s IRA or Roth IRA account in a different manner, the shareholder may redeem the shareholder’s investment in the Touchstone Fund or the shareholder may contact the Touchstone Advisor promptly (and, in no event, later than June 15, 2015) to discuss other alternatives. If the Reorganization of the Touchstone Fund is approved by shareholders, and consummated, Federated also will be sending further information to participating shareholders who have IRA or Roth IRA accounts after the Closing Date. A shareholder should consult the shareholder’s tax advisor regarding any decisions the shareholder makes regarding the shareholder’s IRA or Roth IRA account.

An investment in money market funds is not a deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency or the Touchstone Advisor, Federated Adviser, Touchstone Fund or Federated Fund. Although money market funds seek to preserve the value of a shareholder’s investment at $1.00 per share, it is possible to lose money by investing in these Funds.

Reasons For The Proposed Reorganization

At a meeting held on February 12, 2015, the Board of Trustees of the Touchstone Trust (“Touchstone Fund Board”), including a majority of trustees who are not “interested persons” of the Touchstone Fund as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), discussed, and on March 19, 2015, ultimately approved, the Reorganization of the Touchstone Fund. At these meetings, the Touchstone Fund Board met with representatives from the Touchstone Advisor to discuss Touchstone Advisor’s intent to exit the money market fund business. Specifically, the Touchstone Advisor advised the Touchstone Board that, in light of the changing regulatory landscape with respect to money market funds and uncertainty regarding the continued economic profitability and prospects of the Touchstone Fund, the Touchstone Advisor decided to exit the money market fund business. In identifying an acquisition party, the Touchstone Advisor advised the Touchstone Fund Board that it sought a party who has a commitment to the money market fund business, which has had success acquiring other money market fund businesses and has a money market fund with a share class structure similar to that of the Touchstone Fund. The Federated Fund also offers shareholders of the Touchstone Fund the opportunity to continue their investments in a larger, more viable fund with comparable investment objectives, investment strategies, tax benefits, expenses and performance. See “Summary - Comparison of Investment Objectives, Policies and Risks,” “Summary - Comparison of Potential Risks and Rewards; Performance Information,” “Summary - Advisory Fees, Services Fees, Shareholder Fees and Other Expenses,” and “Summary – Income Tax Consequences.”

The Board of Trustees of the Federated Trust has also approved the Reorganization on behalf of the Federated Fund. See “Information about the Reorganization-Background and Trustees’ Consideration Relating to the Proposed Reorganization” for additional information.

Federal Tax Consequences

Federal Income Tax Consequences

As a condition to the Reorganization, the Federated Fund and the Touchstone Fund each will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Code, so that no gain or loss will be recognized directly by the Federated Fund, the Touchstone Fund or the Touchstone Fund’s shareholders. The aggregate tax basis of the Federated Fund shares received by the Touchstone Fund’s shareholders will be the same as the aggregate tax basis of their shares in the Touchstone Fund. The Touchstone Fund will be required to discharge all of its liabilities and obligations prior to consummation of the Reorganization. Prior to the consummation of the Reorganization, the Touchstone Fund will work in good faith to remove any investments from its portfolio that may not be acquired by the Federated Fund, due to the Federated Fund’s prospectus restrictions, investment strategies or policies, or applicable law, either by Touchstone Fund disposing of such investments or allowing certain investments to mature and not reacquiring similar investments that may not be acquired by the Federated Fund. It is currently anticipated that the Federated Fund will acquire a significant number (if not all) of the portfolio securities of the Touchstone Fund at the time of the Reorganization. Given the short-term nature of the portfolio of the Touchstone Fund since it is a money market fund, it is difficult to determine which portfolio securities (if any) will be sold in connection with the Reorganization. With this understanding, it is currently anticipated that the Touchstone Fund will, prior to the Reorganization, and/or the Federated Fund will, after the Reorganization, dispose of at least some of the portfolio securities of, or acquired from, the Touchstone Fund. At a minimum, for purposes of meeting the requirements for a tax-free reorganization, the Federated Adviser intends to have the Federated Fund continue a significant, historic business of the Touchstone Fund, which generally requires that, on the date the Reorganization is consummated, at least one-third of the Touchstone Fund’s assets must meet the Federated Fund’s investment objectives, strategies, risks and restrictions and that the Touchstone Fund did not alter its portfolio in connection with the Reorganization to meet the one-third threshold. To the extent that any disposition of portfolio securities is required in connection with the Reorganization, a Fund may incur transaction expenses associated with the sale and purchase of portfolio securities. See “Information About the Reorganizations – Federal Income Tax Consequences.”

Distribution and the Treatment of Capital Loss Carryforwards and Realized Losses

The following charts set forth the capital loss carryforwards and gain/loss positions of the Funds:

	Touchstone Fund	Federated Fund
Capital Loss Carryforward[1]	$3,111	$0
Year-to Date Gain/(Loss)[2]	$0	$0
Total Unrealized Gain/(Loss)[3]	($370)	$7,140
[1]	Capital loss carryforward amounts as of the last fiscal year end: June 30, 2014 for the Touchstone Fund and October 31, 2014 for the Federated Fund.

2 Year-to date book gain/(loss) amounts are estimated through February 28, 2015.

3 Total unrealized market value gain/(loss) amounts are as of February 28, 2015.

Capital loss carryforwards from taxable years beginning on or prior to December 22, 2010 (“pre-enactment losses”) are subject to expiration as mandated by the Code. Net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”) can generally be carried forward indefinitely. However, pre-enactment losses can be used only after post-enactment losses. In addition, the Code may limit the amounts of capital loss carryforwards that can be utilized annually by the Funds involved in the Reorganization. Pursuant to the Purchase Agreement, the Touchstone Adviser has agreed to reimburse the Touchstone Fund for the full amount of any “realized losses” as reflected in the “accumulated net realized loss” reported on the Touchstone Fund’s audited financial statements for its fiscal year ended June 30, 2014, as adjusted for all net gains and losses realized by the Touchstone Fund through and as of the Closing Date. As the amount of any remaining capital loss carryforward of the Touchstone Fund would be included in that “accumulated net realized loss” amount, this reimbursement will eliminate the capital loss carryforward for purposes of this Reorganization. Based on the above information, these limitations are not likely to materially affect the Federated Fund.

As noted above, the Purchase Agreement among Federated, the Touchstone Advisor and Parent contains provisions under which the Touchstone Advisor or Parent will be required to, among other things, reimburse the Touchstone Fund for the full amount of any accumulated net realized loss as reflected in the Touchstone Fund’s audited statement of assets as of June 30, 2014, as adjusted for all net gains and losses realized by the Touchstone Fund after June 30, 2014, through the Closing Date, or any transaction that has caused a permanent impairment. The Federated Fund Board of Trustees (the “Federated Board Fund”) and Touchstone Fund Board considered these potential reimbursements, as well as certain requirements under which the Touchstone Advisor or Parent may be required to make capital contributions to the Touchstone Fund, in approving the proposed Reorganization. See “Information About the Reorganization – Agreement Among Federated, Touchstone Advisor and Parent” for additional information regarding these reimbursement and capital contributions requirements.

Prior to the consummation of the Reorganization, the Touchstone Fund will work in good faith to remove any investments from its portfolio that may not be acquired by the Federated Fund, due to the Federated Fund’s prospectus restrictions, investment strategies or policies, or applicable law, either by the Touchstone Fund disposing of such investments or allowing certain investments to mature and not reacquiring similar investments that may not be acquired by the Federated Fund. As of the Closing Date, if any such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the Touchstone Fund, result in the Touchstone Fund having a net capital gain (after netting with any capital loss carryforwards), such capital gains will be distributed to shareholders as taxable distributions prior to the consummation of the Reorganization. Shareholders of the Touchstone Fund will be responsible for any taxes payable in connection with taxable distributions made, if any, by the Touchstone Fund immediately before the Closing Date. To the extent that any disposition of portfolio securities is required in connection with the Reorganization, the Touchstone Fund also may incur transaction expenses associated with the sale and purchase of portfolio securities.

In addition, because the shareholders of the Touchstone Fund will receive shares of the Federated Fund, they will receive a proportionate share of any “built in” (unrealized) gains in the Federated Fund’s assets when such gains are eventually realized (if applicable) and distributed by the Federated Fund, as well as any taxable gains realized by the Federated Fund but not distributed to its shareholders prior to the Reorganization.

The Federated Adviser also normally (except as discussed below) will invest the Federated Fund’s assets entirely in securities whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals and corporations (“AMT”), such that, normally, Federated Fund distributions of annual interest income also are exempt from the AMT. However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions, or if there are changes in the tax laws related to AMT), to pursue the Federated Fund’s investment objective, the Federated Adviser may invest the Federated Fund’s assets in securities, the interest from which, may be subject to AMT. These acquisitions may occur in the ordinary course or in connection with fund reorganization transactions (i.e., transactions in which the Federated Fund acquires the portfolio securities of other mutual funds), or another event or circumstance. In such circumstances, interest from the Federated Fund’s investments may be subject to the AMT.

Shareholders of the Touchstone Fund should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.

THE BOARD OF TRUSTEES OF THE TOUCHSTONE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE REORGANIZATION.

Comparison Of Investment Objectives, Policies And Risks

This section will help you compare the investment objectives, policies and risks of the Touchstone Fund and the Federated Fund. In general, the investment objectives, policies and risks of the Funds are similar. The differences in the Funds’ objectives, policies and risks also are discussed below. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in the Touchstone Fund Prospectus and Federated Fund Prospectuses, respectively. See “Summary – Comparison of Investment Limitations” for a comparison of the Funds’ investment limitations.

An investment in money market funds is not a deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency or the Touchstone Advisor, Federated Adviser, Touchstone Fund or Federated Fund. Although money market funds seek to preserve the value of a shareholder’s investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Objectives

The investment objective of the Touchstone Ohio Tax-Free Money Market Fund is to seek the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. This investment objective may not be changed without shareholder approval. Similarly, the investment objective of the Federated Ohio Municipal Cash Trust is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal. This investment objective also may not be changed without shareholder approval.

Investment Policies and Strategies

While there is no assurance that the Funds will achieve their investment objectives, the Funds endeavor to do so by following their respective strategies and policies described below.

The Touchstone Fund and the Federated Fund both are money market funds that pursue their investment objectives and implement their investment strategies consistent with Rule 2a-7 under the 1940 Act. Both Funds seek to maintain a stable net asset value (“NAV”) of $1.00 per share, although there is no guarantee that they will do so. Both Funds invest primarily in a portfolio of high-quality, fixed-income securities maturing in 397 days or less.

Under normal circumstances, the Touchstone Fund invests at least 80% of its assets in Ohio municipal obligations. This is a non-fundamental investment policy and the Fund will provide shareholders with at least 60-days prior notice of any change in this policy. The Touchstone Fund also has a fundamental investment policy that under normal circumstances it will invest at least 80% of its assets in short-term municipal obligations that pay interest that is exempt from federal income tax, including the alternative minimum tax (“AMT”), and Ohio personal income tax. This fundamental policy may not be changed without the approval of the Touchstone Fund’s shareholders.

The Touchstone Fund invests primarily in high-quality, short-term Ohio municipal obligations issued by the State of Ohio, its agencies and municipalities that pay interest that is exempt from both federal income tax and Ohio personal income tax. High-quality, short-term Ohio municipal obligations are obligations with maturities of 397 days or less and that are rated in one of the two highest short-term rating categories or determined by the Touchstone Advisor to be of comparable quality. The Touchstone Fund concentrates its investments in securities of issuers located in the State of Ohio and is non-diversified under the 1940 Act.

The Touchstone Fund may invest more than 25% of its assets in municipal obligations within a particular segment of the bond market (such as housing agency bonds or airport bonds). The Touchstone Fund may also invest more than 25% of its assets in private activity bonds and industrial development bonds, which may be backed only by nongovernmental entities. Under normal circumstances, the Touchstone Fund will limit its investment in securities whose income is subject to the AMT to less than 20% of its assets. The Touchstone Fund will not invest more than 25% of its assets in securities backed by nongovernmental entities that are in the same industry.

The Touchstone Fund maintains a dollar-weighted average portfolio maturity (“DWAM”) of 60 days or less, a weighted average life (“WAL”) of 120 days or less, and purchases only United States dollar-denominated securities with maturities of 397 days or less. The Touchstone Fund will hold at least 30% of its total assets in “Weekly Liquid Assets,” which includes cash (including demand deposits), direct obligations of the U.S. government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within 5 business days. The Touchstone Fund is also subject to quality and diversification requirements of Rule 2a-7 under the 1940 Act that are designed to help it maintain a constant share price of $1.00 per share.

Like the Touchstone Fund, the Federated Fund invests primarily in a portfolio of high-quality Ohio tax-exempt securities maturing in 397 days or less. The Federated Fund will invest its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities. The Federated Adviser also normally (except as discussed below) will invest the Federated Fund’s assets entirely in securities whose interest is not subject to (or not a specific preference item for purposes of) the federal AMT for individuals and corporations, such that, normally, its distributions of annual interest income also are exempt from the AMT. However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions, or if there are changes in the tax laws relating to AMT), to pursue the Fund's investment objective, the Federated Adviser may invest the Federated Fund’s assets in securities, the interest from which, may be subject to AMT. These acquisitions may occur in the ordinary course or in connection with fund reorganization transactions (i.e., transactions in which the Federated Fund acquires the portfolio securities of other mutual funds), or another event or circumstance. In such circumstances, interest from the Federated Fund’s investments may be subject to the AMT. The Federated Adviser actively manages the Federated Fund’s portfolio, seeking to limit the credit risk taken by the Federated Fund and to select investments with appropriate risk-adjusted returns.

The Federated Adviser performs fundamental credit analysis to develop an approved database of issuers and securities that meet the Federated Adviser’s standards for minimal credit risk. The Federated Adviser monitors the credit risks of all portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of nationally recognized statistical rating organizations (NRSROs).

The Federated Adviser targets a DWAM range based upon its interest rate outlook and the tax-exempt securities available. The Federated Adviser formulates its interest rate outlook by analyzing a variety of factors, such as (among others): current and expected U.S. economic growth; current and expected interest rates and inflation; and the Federal Reserve's monetary policy. The Federated Adviser structures the portfolio by investing in variable rate demand instruments and municipal notes, as well as other permissible investments as described in the Federated Fund Prospectuses and the Federated Fund SAI. The Federated Adviser generally shortens the portfolio's maturity when it expects interest rates to rise and extends the maturity when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.

The Federated Fund will: (1) maintain a DWAM of 60 days or less; and (2) maintain a WAL of 120 days or less. Certain of the securities in which the Federated Fund invests may pay interest at a rate that is periodically adjusted (“Adjustable Rate Securities”). For purposes of calculating DWAM, the maturity of an Adjustable Rate Security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating WAL, the maturity of an Adjustable Rate Security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day WAL limitation could serve to limit the Federated Fund’s ability to invest in Adjustable Rate Securities.

Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Federated Adviser to be reliable, pay interest that is not subject to federal regular income taxes. The types of securities in which the Federated Fund may principally invest include: (a) tax-exempt securities such as the following types, some of which may be subject to credit enhancement: variable rate demand instruments, municipal notes, general obligation bonds, special revenue bonds, private activity bonds, and tax-exempt commercial paper; and (b) interests in securities of other investment companies.

Because the Federated Fund refers to Ohio municipal investments in its name, it has an investment policy that it will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities. This policy may not be changed without shareholder approval.

The Federated Fund may temporarily depart from its principal investment strategies by investing its assets in taxable securities or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate tax-exempt securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such temporary investments could affect the Federated Fund’s investment returns. If the Federated Fund invests in taxable securities, it may receive and distribute taxable income to investors and to that extent, fail to meet its investment objective.

Investment Risks

Because the Federated Fund and the Touchstone Fund have similar investment objectives and strategies, their principal risks are similar. All mutual funds take investment risks. Therefore, even though both Funds are money market funds that seek to maintain a stable NAV, it is possible to lose money by investing in either Fund. An investment in either Fund is not a deposit and is not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although each Fund seeks to preserve the value of a shareholders’ investment at $1.00 per share, it is possible to lose money by investing in either Fund.

The following provides general information on some of the more significant risks associated with the Funds’ principal investments. These primary factors may negatively impact the Funds’ ability to maintain a stable NAV, delay the payment of redemptions by the Funds or reduce the Funds’ dividends. Please refer to the Federated Fund Prospectuses and Touchstone Fund Prospectus, respectively, for more detailed information on the risks associated with investments in the Funds.

▪	Tax-Exempt Securities Risk. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Funds’ investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.
▪	Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Money market funds try to minimize this risk by purchasing higher-quality securities.
▪	Counterparty Credit Risk. A party to a transaction involving a Fund may fail to meet its obligations. This could cause a Fund to lose money or to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategies.
▪	Interest Rate Risk. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.
▪	Sector Risk. A substantial part of a Fund’s portfolio may be comprised of securities issued or credit enhanced by businesses with similar characteristics or by issuers located in the same state. As a result, a Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities.
▪	Ohio Risk. Because a Fund may invest a significant portion of its assets in securities of Ohio issuers, an investment in a Fund may involve additional risks compared to a fully diversified money market fund that invests in multiple states, and a Fund’s performance also may be negatively impacted by other local, state or regional factors. For example, natural disasters may affect the creditworthiness of municipal issuers or otherwise disrupt the local, state or regional economy or certain sectors of the economy. Ohio’s economy is relatively diversified across the manufacturing, agriculture and services sectors. The manufacturing sector, in particular automobile manufacturing related industries, remains a major employer within Ohio and exposes the state to the economic dislocations which occur within cyclical industries.

While the risks of the Funds are similar, the Federated Fund’s Prospectuses also contains the following risk disclosure:

▪	Risks Related to the Economy. The value of a Fund’s portfolio may decline in tandem with a drop in one or more markets in which a Fund invests. Economic, political and financial conditions may, from time to time, cause a Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects.
▪	Call Risk. A Fund’s performance may be adversely affected by the possibility that an issuer of a security held by a Fund may redeem the security prior to maturity at a price below or above its current market value.
▪	Tax Risk. In order to be tax exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by a Fund to shareholders to be taxable.
▪	Liquidity Risk. Liquidity risk is the risk that a Fund will experience significant net redemptions of Fund shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.
▪	Credit Enhancement Risk. The securities in which a Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund.
▪	Risk Associated with Investing Share Purchase Proceeds. On days during which there are net purchases of Fund shares, a Fund must invest the proceeds at prevailing market yields or hold cash. If the yield of the securities purchased is less than that of the securities already held in a Fund’s portfolio, or if a Fund holds cash, a Fund’s yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause a Fund’s yield to increase. In the event of significant changes in short-term yields or significant net purchases, a Fund retains the discretion to close to new investments. However, a Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.
▪	Risk Associated with Use of Amortized Cost. In the unlikely event that a Fund’s Board of Trustees (“Board”) were to determine, pursuant to Rule 2a-7, that the extent of the deviation between a Fund’s amortized cost per share and its market-based NAV per share may result in material dilution or other unfair results to shareholders, the Board will cause a Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results.
▪	Additional Factors Affecting Yield. There is no guarantee that a Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, a Fund’s yield will vary.
▪	Regulatory Reform Risk. Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the 1940 Act, can impact a Fund. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which a Fund and other money market funds are structured and operated, and may impact a Fund’s expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, a Fund may be required to take certain steps that will impact and may adversely affect a Fund and the precise nature of such impact and affects has not yet been determined.
▪	Technology Risk. A Fund’s investment adviser uses various technologies in managing a Fund, consistent with its investment objective and strategy described in a Fund’s prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for a Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

While the risks of the Funds are similar, the Touchstone Fund Prospectus also contains the following risk disclosure:

▪	Fixed Income Risk. The market value of the Touchstone Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Touchstone Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the Touchstone Fund’s maturity or duration, the more sensitive the value of the Touchstone Fund’s shares will be to changes in interest rates.
▪	Management Risk. In managing the Touchstone Fund’s portfolio, the Touchstone Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Touchstone Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value or market trends affecting a particular security, issuer, industry or sector.
▪	Non-Diversification Risk. The Touchstone Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Touchstone Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Comparison Of Investment Limitations

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Touchstone Fund Board or Federated Fund Board (as applicable) approval without shareholder approval. The fundamental investment limitations for the Federated Fund and the Touchstone Fund are similar in all material respects. However, the Touchstone fund is non-diversified and the Federated Fund is diversified. It is anticipated that Federated Fund will be managed as a diversified fund going forward. The foregoing summary is qualified in its entirety by the descriptions of the fundamental investment limitations of the Federated Fund and the Touchstone Fund as set forth in Annex B to this Prospectus/Proxy Statement.

Comparative Fee Tables

Like all mutual funds, the Touchstone Fund and the Federated Fund incur certain expenses in their operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses currently incurred by each class of the Touchstone Fund and each corresponding class of the Federated Fund, and pro forma fees and expenses for the corresponding class of the Federated Fund after giving effect to the Reorganization (which are based on asset and expense information assuming the Reorganization occurred on October 31, 2014). In accordance with the structure of the proposed Reorganization, as described in the chart on the first page of this Prospectus/Proxy Statement, the table reflects the Reorganization of the Touchstone Fund into the Federated Fund.

Shareholders should note that the Touchstone Advisor and the Federated Adviser, and their affiliates and Fund service providers, may waive (by agreement or voluntarily) fees below the stated expense ratios reflected in the tables below. Subject to the approval of the Touchstone Fund Board or the Federated Fund Board, as applicable, any additional voluntary waivers can be changed or terminated at any time at the discretion of the Touchstone Advisor, Federated Adviser, their affiliates or Fund service providers.

Fees and Expenses

This table describes (1) the actual fees and expenses for the Class A Shares (A) of the Touchstone Fund for the fiscal year ended June 30, 2014; (2) the actual fees and expenses for the Service Shares (SS) of the Federated Fund for the fiscal year ended October 31, 2014; and (3) the pro forma fees and expenses of the SS class of the Federated Fund on a combined basis after giving effect to the Reorganization (which are based on asset and expense information assuming the Reorganization occurred on October 31, 2014).

Touchstone Fund Class A Shares – Federated Fund Service Services (SS)

Shareholder Fees	Touchstone Ohio Tax-Free Money Market Fund – A	Federated Ohio Municipal Cash Trust - SS	Federated Ohio Municipal Cash Trust - SS Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Wire Redemption Fee	Up to $15
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.48%	0.40%	0.40%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses	0.24%[1]	0.42%	0.40%
Total Annual Fund Operating Expenses	0.97%[2]	0.82%	0.80%
Fee Waivers and/or Expense Reimbursements	0.00%[3]	0.10%[4]	0.08%[4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.97%[3]	0.72%	0.72%
1	Other Operating Expenses have been restated to reflect contractual changes to the Fund’s Administration Agreement effective January 1, 2015.

2 Total Annual Fund Operating Expenses have been restated to reflect contractual changes in the Fund’s Administration Agreement and will differ from the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated June 30, 2014.

3	The Total Annual Fund operating expenses after fee waivers or expense reimbursements differ from the ratio of net expenses to average net assets shown in the Fund’s Annual Report dated June 30, 2014, due to an additional voluntary fee waiver and the expiration of the 0.50% contractual expense limitation on October 29, 2015. During the last fiscal year, the Touchstone Advisor voluntarily waived additional fees or reimbursed certain Touchstone Fund expenses to the extent necessary to maintain the Touchstone Fund’s yield. Due to the voluntary fee waivers, the Touchstone Fund’s actual ratio of net expenses to average net assets was 0.14% for Class A shares.
4	The Federated Adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses and proxy-related expenses paid by the Federated Fund, if any) paid by the Federated Fund’s SS class (after the voluntary waivers and/or reimbursements) will not exceed 0.72% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) March 1, 2016; or (b) the date of the Federated Fund’s next effective Prospectus. While the Federated Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Federated Fund’s Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) May 1, 2016 or (b) the date of the Federated Fund’s next effective Prospectus.

Touchstone Fund Institutional Class Shares – Federated Fund Institutional Shares (IS)

This table describes (1) the actual fees and expenses for the Institutional Class Shares of the Touchstone Fund for the fiscal year ended June 30, 2014; (2) the actual fees and expenses for the Institutional Shares (IS) of the Federated Fund for the fiscal year ended October 31, 2014; and (3) the pro forma fees and expenses of the IS class of the Federated Fund on a combined basis after giving effect to the Reorganization (which are based on asset and expense information assuming the Reorganization occurred on October 31, 2014).

Shareholder Fees	Touchstone Ohio Tax-Free Money Market Fund – Institutional Class Shares	Federated Ohio Municipal Cash Trust- IS	Federated Ohio Municipal Cash Trust - IS Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Wire Redemption Fee	Up to $15
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.48%	0.40%	0.40%
Distribution (12b-1) Fee	None	None	None
Other Expenses	0.19%[1]	0.17%[2]	0.15%[2]
Total Annual Fund Operating Expenses	0.67%[3]	0.57%	0.55%
Fee Waivers and/or Expense Reimbursements	0.00%[4]	0.05%[5]	0.03%[5]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.67%[4]	0.52%	0.52%
1	Other Operating Expenses have been restated to reflect contractual changes to the Fund’s Administration Agreement effective January 1, 2015.
2	The Federated Fund may incur or charge certain service fees (shareholder service/account administration fees) on its IS class of up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the IS class of the Fund. The IS class of the Federated Fund will not incur or charge such fees until such time as approved by the Federated Fund Board of Trustees (the “Trustees”).
3	Total Annual Fund Operating Expenses have been restated to reflect contractual changes in the Fund’s Administrations Agreement and will differ from the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated June 30, 2014.
4	The Total Annual Fund operating expenses after fee waivers or expense reimbursements differ from the ratio of net expenses to average net assets shown in the Fund’s Annual Report dated June 30, 2014, due to an additional voluntary fee waiver and the expiration of the 0.50% contractual expense limitation on October 29, 2015. During the last fiscal year, the Touchstone Advisor voluntarily waived additional fees or reimbursed certain Touchstone Fund expenses to the extent necessary to maintain the Touchstone Fund’s yield. Due to the voluntary fee waivers, the Touchstone Fund’s actual ratio of net expenses to average net assets was 0.14% for Institutional Class shares.
5	The Federated Adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses and proxy-related expenses paid by the Federated Fund, if any) paid by the Federated Fund’s IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.52% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) March 1, 2016; or (b) the date of the Federated Fund’s next effective Prospectus. While the Federated Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Federated Fund’s Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) May 1, 2016 or (b) the date of the Federated Fund’s next effective Prospectus.

Example

This Example is intended to help you compare the cost of investing in the Funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Touchstone Fund Class A Shares – Federated Fund Service Shares (SS)

1 Year		3 Years	5 Years	10 Years
Touchstone Ohio Tax-Free Money Market Fund - Class A Shares	$99	$309	$536	$1,190
Federated Ohio Municipal Cash Trust - Service Shares	$84	$262	$455	$1,014
Federated Ohio Municipal Cash Trust - Service Shares, pro forma combined	$82	$255	$444	$990

Touchstone Fund Institutional Class Shares – Federated Fund Institutional Shares (IS)

1 Year		3 Years	5 Years	10 Years
Touchstone Ohio Tax-Free Money Market Fund – Institutional Class Shares	$68	$214	$373	$835
Federated Ohio Municipal Cash Trust - Institutional Shares	$58	$183	$318	$714
Federated Ohio Municipal Cash Trust - Institutional Shares, pro forma combined	$56	$176	$307	$689

Comparison Of Potential Risks And Rewards; Performance Information

The bar charts and performance tables shown below reflect historical performance data for the Touchstone Fund and the Federated Fund and are intended to help you analyze the Touchstone Fund’s and the Federated Fund’s investment risks in light of their historical returns. The bar charts and performance tables below compare the potential risks and rewards of investing in the Touchstone Fund and the Federated Fund. The bar charts show the variability in the Fund’s total returns on a calendar year-by-year basis. The Average Annual Total Return Tables show returns averaged over stated periods. Total returns for different classes of shares of the same Fund will differ because of differences in the expenses of each class. The tables show how each Fund’s average annual total returns vary for the one year, five years and ten years (or start of performance). A Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance and current yield information for the Federated Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400. Updated performance and current yield information for the Touchstone Fund is available at TouchstoneInvestments.com or by calling 1-800-543-0407.

Touchstone Fund - Class A Shares

Risk/Return Bar Chart

Within the periods shown in the bar chart, the Touchstone Fund’s Class A shares highest quarterly return was 0.76% (quarter ended June 30, 2007). Its lowest quarterly return was 0.00% (quarter ended December 31, 2014).

Average Annual Total Return Table

The following table represents the Touchstone Fund’s Class A Shares Average Annual Total Return for the calendar period ended December 31, 2014.

	1 Year	5 Years	10 Years
Touchstone Ohio Tax-Free Money Market Fund - Class A shares	0.01%	0.01%	0.95%

The Touchstone Fund’s Class A shares 7-Day Net Yield as of December 31, 2014, was 0.01%. You may go toTouchstoneInvestments.com or call the Touchstone Fund at 1-800-543-0407 for the current 7-Day Net Yield.

Federated Fund - Service Shares (SS)

Risk/Return Bar Chart

Within the periods shown in the bar chart, the Federated Fund’s SS class highest quarterly return was 0.78% (quarter ended June 30, 2007). Its lowest quarterly return was 0.00% (quarter ended December 31, 2014).

Average Annual Total Return Table

The following table represents the Federated Fund’s SS class Average Annual Total Return for the calendar period ended December 31, 2014.

	1 Year	5 Years	10 Years
Federated Ohio Municipal Cash Trust - SS	0.01%	0.02%	1.02%

The Federated Fund’s SS class 7-Day Net Yield as of December 31, 2014, was 0.01%. You may go to FederatedInvestors.com or call the Federated Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Touchstone Fund - Institutional Class Shares

Risk/Return Bar Chart

Within the periods shown in the bar chart, the Touchstone Fund’s Institutional Class shares highest quarterly return was 0.82% (quarter ended June 30, 2007). Its lowest quarterly return was 0.00% (quarter ended December 31, 2014).

Average Annual Total Return Table

The following table represents the Touchstone Fund’s Institutional Class shares Average Annual Total Return for the calendar period ended December 31, 2014.

	1 Year	5 Years	10 Years
Touchstone Ohio Tax-Free Money Market Fund - Institutional Class shares	0.01%	0.01%	1.07%

The Touchstone Fund’s Institutional Class shares 7-Day Net Yield as of December 31, 2014, was 0.01%. You may go toTouchstoneInvestments.com or call the Touchstone Fund at 1-800-543-0407 for the current 7-Day Net Yield.

Federated Fund - Institutional Shares (IS)

Risk/Return Bar Chart

Within the periods shown in the bar chart, the Federated Fund’s IS class highest quarterly return was 0.83% (quarter ended June 30, 2007). Its lowest quarterly return was 0.00% (quarter ended December 31, 2014).

Average Annual Total Return Table

The following table represents the Federated Fund’s IS class Average Annual Total Returns for the calendar period ended December 31, 2014.

	1 Year	5 Years	10 Years
Federated Ohio Municipal Cash Trust - IS	0.01%	0.02%	1.12%

The Federated Fund’s IS class 7-Day Net Yield as of December 31, 2014, was 0.01%. You may go to FederatedInvestors.com or call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Financial Highlights

The Financial Highlights will help you understand each Fund’s financial performance for its past five fiscal years, and for the past six months, as applicable. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information for the Federated Fund has been audited by Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116-5072, an independent registered public accounting firm, whose report, along with the Federated Fund’s audited financial statements, is included in the Federated Fund’s October 31, 2014, Annual Report. The financial highlights for the Touchstone Fund were audited by Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, whose report, along with the Touchstone Fund’s financial statements and related notes, are included in the Touchstone Fund’s June 30, 2014 annual report. For the Touchstone Fund, unaudited Financial Highlights information for the six month period from July 1, 2014 to December 31, 2014 is also provided.

Touchstone Fund – Class A Shares

Financial Highlights - Class A Shares

Selected Data for a Share Outstanding Throughout Each Period
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30,
		2014	2013	2012	2011	2010
Net asset value at beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from investment operations:
Net investment income	--(A)	--(A)	--(A)	--(A)	--(A)	--(A)
Net realized gains (losses) on investments	--	--	--	(--)(A)	(--)(A)	--(A)
Total from investment operations	--(A)	--(A)	--(A)	--(A)	--(A)	--(A)
Distributions from:
Net investment income	(--)(A)	(--)(A)	(--)(A)	(--)(A)	(--)(A)	(--)(A)
Realized capital gains	--	--	--	--	(--)(A)	--
Total distributions	(--)(A)	(--)(A)	(--)(A)	(--)(A)	(--)(A)	(--)(A)
Net asset value at end of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Total return	0.01%(B)	0.01%	0.01%	0.01%	0.01%	0.04%
Ratios and supplemental data:
Net assets at end of period (000’s)	$66,065	$64,580	$80,342	$76,086	$76,640	$105,251
Ratio to average net assets:
Net expenses	0.10%(C)	0.14%	0.24%	0.29%	0.40%	0.62%(D)
Gross expenses	1.00%(C)	0.99%	0.98%	1.00%	1.01%	0.99%
Net investment income	0.01%(C)	0.01%	0.01%	0.00%(A)	0.01%	0.04%

(A)	Amount rounds to less than $0.0005 per share or 0.005%.
(B)	Not annualized.
(C)	Annualized.
(D)	Absent money market insurance, the ratio of net expenses to average net assets would have been 0.61% for the year ended June 30, 2010.
(E)	Absent money market insurance, the ratio of net expenses to average net assets would have been 0.50% for the year ended June 30, 2010.

Federated Fund – Service Shares (SS)

Financial Highlights–Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Net realized gain on investments	0.000[1]	—	—	—	—
TOTAL FROM INVESTMENT OPERATIONS	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Less Distributions:
Distributions from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	0.01%	0.02%	0.02%	0.02%	0.01%
Ratios to Average Net Assets:
Net expenses	0.18%	0.22%	0.31%	0.47%	0.58%
Net investment income	0.01%	0.02%	0.02%	0.02%	0.01%
Expense waiver/reimbursement[3]	0.64%	0.58%	0.50%	0.37%	0.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$24,096	$44,654	$52,266	$62,332	$61,341
1	Represents less than $0.001.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Touchstone Fund – Institutional Class Shares

Financial Highlights - Institutional Class Shares

Selected Data for a Share Outstanding Throughout Each Period
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30,
		2014	2013	2012	2011	2010
Net asset value at beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Income (loss) from investment operations:
Net investment income	--(A)	--(A)	--(A)	--(A)	--(A)	0.002
Net realized gains (losses) on investments	--	--	--	(--)(A)	(--)(A)	--(A)
Total from investment operations	--(A)	--(A)	--(A)	--(A)	--(A)	0.002
Distributions from:
Net investment income	(--)(A)	(--)(A)	(--)(A)	(--)(A)	(--)(A)	(0.002)
Realized capital gains	--	--	--	--	(--)(A	--
Total distributions	(--)(A)	(--)(A)	(--)(A)	(--)(A)	(--)(A)	(0.002)
Net asset value at end of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Total return	0.01%(B)	0.01%	0.01%	0.01%	0.01%	0.15%
Ratios and supplemental data:
Net assets at end of period (000’s)	$104,201	$91,505	$85,782	$96,994	$118,765	$148,626
Ratio to average net assets:
Net expenses	0.10%(C)	0.14%	0.24%	0.28%	0.40%	0.51%(E)
Gross expenses	0.70%(C)	0.69%	0.71%	0.70%	0.72%	0.71%
Net investment income	0.01%(C)	0.01%	0.01%	0.01%	0.01%	0.16%

(A)	Amount rounds to less than $0.0005 per share or 0.005%.
(B)	Not annualized.
(C)	Annualized.
(D)	Absent money market insurance, the ratio of net expenses to average net assets would have been 0.61% for the year ended June 30, 2010.
(E)	Absent money market insurance, the ratio of net expenses to average net assets would have been 0.50% for the year ended June 30, 2010.

Federated Fund – Institutional Shares (IS)

Financial Highlights–Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.001
Net realized gain on investments	0.000[1]	—	—	—	—
TOTAL FROM INVESTMENT OPERATIONS	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.001
Less Distributions:
Distributions from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	0.01%	0.02%	0.02%	0.02%	0.06%
Ratios to Average Net Assets:
Net expenses	0.18%	0.22%	0.32%	0.46%	0.52%
Net investment income	0.01%	0.02%	0.02%	0.02%	0.06%
Expense waiver/reimbursement[3]	0.39%	0.33%	0.24%	0.12%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$229,753	$257,317	$289,835	$197,209	$255,738
1	Represents less than $0.001.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Fund Management

Touchstone Fund

Touchstone Advisor

Touchstone Advisors, Inc., (the “Touchstone Advisor”), 300 Broadway, Suite 1100, Cincinnati, Ohio 45202-4203, serves as investment adviser to the Touchstone Fund. The Touchstone Advisor is a subsidiary of IFS Financial Services, Inc. (“Parent”). The Touchstone Advisor has been a registered investment advisor since 1994. As of December 31, 2014, the Touchstone Advisor had approximately $20.9 billion in assets under management. As the Touchstone Fund’s investment adviser, the Touchstone Advisor reviews, supervises and administers the Touchstone Fund’s investment program and also ensures compliance with the Touchstone Fund’s investment policies and guidelines.

The Touchstone Fund is sub-advised by an affiliate of the Touchstone Advisor, Fort Washington Investment Advisors Inc. (the “Touchstone Fund Sub-Advisor”).

The Touchstone Advisor is responsible for selecting the Touchstone Fund’s sub-advisor, subject to approval by the Touchstone Fund Board. The Touchstone Advisor selects a sub-advisor that has shown good investment performance in its areas of expertise. The Touchstone Advisor considers various factors in evaluating a sub-advisor, including:

▪	Level of knowledge and skill;
▪	Performance as compared to its peers or benchmark;
▪	Consistency of performance over 5 years or more;
▪	Level of compliance with investment rules and strategies;
▪	Employees, facilities and financial strength; and
▪	Quality of service.

The Touchstone Advisor will also continually monitor the sub-advisor’s performance through various analyses and through in-person, telephone and written consultations with the sub-advisor. The Touchstone Advisor discusses its expectations for performance with the sub-advisor and provides evaluations and recommendations to the Touchstone Fund Board, including whether or not the sub-advisor’s contract should be renewed, modified or terminated.

The SEC has granted an exemptive order that permits the Touchstone Trust or the Touchstone Advisor, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Touchstone Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Touchstone Trust or the Touchstone Advisor other than by reason of serving as a sub-advisor to one or more portfolios of the Touchstone Trust. Shareholders of the Touchstone Fund will be notified of any change in its sub-advisor.

Two or more sub-advisors may manage the Touchstone Fund, with each managing a portion of the Touchstone Fund’s assets. If the Touchstone Fund has more than one sub-advisor, the Touchstone Advisor allocates how much of the Touchstone Fund’s assets are managed by each sub-advisor. The Touchstone Advisor may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

The Touchstone Advisor is also responsible for running all of the operations of the Touchstone Fund, except those that are subcontracted to the sub-advisor, custodian, transfer agent, sub-administrative agent or other parties. For its services, the Touchstone Advisor is entitled to receive an investment advisory fee from the Touchstone Fund at an annualized rate, based on the average daily net assets of the Touchstone Fund. The Annual Fee Rate of 0.48% was the fee paid to the Touchstone Advisor by the Touchstone Fund for the fiscal year ended June 30, 2014. The Touchstone Advisor pays sub-advisory fees to any applicable sub-advisor from its advisory fee.

Touchstone Fund Sub-Advisor

The Touchstone Fund Sub-Advisor, Fort Washington Investment Advisors, Inc., located at 303 Broadway, Suite 1200, Cincinnati, OH 45202-4203, has been a registered investment adviser since 1990 and provides investment advisory services to individuals, institutions, mutual funds and variable annuity products. The Touchstone Fund Sub-Advisor makes the daily decisions regarding buying and selling specific securities for the Touchstone Fund, according to the Touchstone Fund’s investment goals and strategies. As of September 30, 2014, the Touchstone Fund Sub-Advisor managed approximately $48 billion in assets.

  John J. Goetz, CFA, is jointly and primarily responsible for managing the Touchstone Fund’s portfolio. Mr. Goetz has been a Vice President and Senior Portfolio Manager of the Touchstone Fund Sub-Advisor since 2000 and was employed by the Touchstone Fund’s previous investment adviser from 1981 until 2000.
  Jay M. Devine is jointly and primarily responsible for managing the Touchstone Fund. Mr. Devine began working at the Touchstone Fund Sub-Advisor in July 2000 as a Money Market Analyst, was named Portfolio Manager in September 2001, and Senior Portfolio Manager in March 2011.
  Richard Ellensohn is jointly and primarily responsible for managing the Touchstone Fund. Mr. Ellensohn began working at the Touchstone Fund Sub-Advisor in May 2000 as a Money Market Analyst, was named Assistant Portfolio Manager in February 2007, and was named Portfolio Manager in March 2012.

Federated Fund

The Federated Fund Board governs the Federated Fund. The Federated Fund Board selects and oversees the adviser, Federated Investment Management Company (the “Federated Adviser”). The Federated Adviser manages the Federated Fund’s assets, including buying and selling portfolio securities. The Federated Fund Adviser has been a registered investment adviser since 1989. Federated Advisory Services Company (“FASC”), an affiliate of the Federated Adviser, provides certain support services to the Federated Adviser. The fee for these services is paid by the Federated Adviser and not by the Federated Fund. The address of the Federated Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Federated Adviser and other subsidiaries of Federated advise approximately 131 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies, and customized separately managed accounts (including non-U.S/offshore funds), which totaled approximately $362.9 billion in assets as of December 31, 2014. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 7,700 investment professionals and institutions.

The Federated Adviser advises approximately 98 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $244.0 billion in assets as of December 31, 2014.

Advisory Fees, Services Fees, Shareholder Fees And Other Expenses

The Touchstone Fund and the Federated Fund pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers also may pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, see “Summary -- Comparative Fee Tables.”

Advisory Fees

Advisory Fee Rates

Each Fund’s investment advisory contract provides for payment to each Fund’s investment adviser of the following annual investment advisory fee:

Fund Advisory Fee

Touchstone Fund 0.48% of the Touchstone Fund’s average daily net assets1

Federated Fund 0.40% of the Federated Fund’s average daily net assets

1         The Touchstone Fund paid an effective advisory fee rate of 0.48% for the fiscal year ended June 30, 2014. The advisory agreement between the Touchstone Fund and the Touchstone Advisor provides for an advisory fee rate schedule of: 0.50% on the first $ 100 million of assets; 0.45% on the next $100 million; 0.40% on the next $100 million; and 0.375% on assets over $300 million.

Each investment adviser may voluntarily waive a portion of its investment advisory fee or reimburse a Fund for certain operating expenses. Any voluntary waiver or reimbursement may be terminated by either Fund’s investment adviser at any time in its sole discretion. Certain fee limits, or expense reimbursement arrangements, also may have been agreed to by the Funds’ advisers to the extent discussed in the footnotes to the fee tables found under “Summary - Comparative Fee Tables” above.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Touchstone Fund Board’s approval of the Touchstone Fund’s advisory and sub-advisory agreements can be found in the Touchstone Trust’s semiannual report dated December 31, 2014. The Touchstone Fund Sub-Advisor is an affiliate of the Touchstone Advisor. Therefore, the Touchstone Advisor may have a conflict of interest when making decisions to keep the Touchstone Fund Sub-Advisor as the Touchstone Fund’s sub-advisor. The Touchstone Fund Board reviews the Touchstone Advisor’s decisions, with respect to the retention of the Touchstone Fund Sub-Advisor, to reduce the possibility of a conflict of interest situation.

A discussion of the Federated Fund Board’s review of the investment advisory contract for the Federated Fund is available in the Federated Fund’s Annual Report dated October 31, 2014.

Administrative Fees

Touchstone Fund

The Touchstone Advisor serves as the Touchstone Fund’s administrator pursuant to an Administration Agreement, whereby the Touchstone Advisor is responsible for: supplying executive and regulatory compliance services, supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the SEC and state securities authorities, as well as materials for meetings of the Touchstone Fund Board; calculating the daily NAV per share; and maintaining the financial books and records of the Touchstone Fund. The Touchstone Fund pays the Touchstone Advisor administration fees at the annual rates set forth below which are computed daily and paid monthly based upon average daily net assets of the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust).

Administration Fee Touchstone Fund Complex Average Daily Net Assets

0.145% On the first $20 billion of the aggregate average daily net assets

0.11% On the next $10 billion of the aggregate average daily net assets

0.09% On the next $10 billion of the aggregate average daily net assets

0.07% On the aggregate average daily net assets over $40 billion.

The fee is allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative average daily net assets.

Sub-Administrative Agent. The Touchstone Advisor has sub-contracted certain accounting and administrative services to BNY Mellon. The sub-administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Touchstone Fund Board. The Touchstone Advisor pays BNY Mellon a sub-administrative fee out of its administration fee.

Federated Fund

Federated Administrative Services (“FAS”), a subsidiary of Federated, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services (“Administrative Services”), necessary for the operation of the Federated Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “Federated Investment Complex” is defined as all of the Federated mutual funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Federated Fund.

Administrative Services Fee Rate	Average Daily Net Assets of the Federated Investment Complex
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion

The Federated Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Federated Fund.

Payments to Financial Intermediaries

12b-1 Plan (Touchstone Fund – Class A Shares)

The Touchstone Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class A shares. The plan allows Class A shares of the Touchstone Fund to pay an annual fee of up to 0.25% of average daily net assets for the sale and distribution of shares. Because these fees are paid out of the Touchstone Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges. Institutional Class shares of the Touchstone Fund are not subject to the Rule 12b-1 Plan.

Account Administration Fees (Federated Fund Only)

The Federated Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Federated Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

Service Fees (Federated Fund Only)

The Federated Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (“FSSC”), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

Recordkeeping Fees (Federated Fund Only)

The Federated Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Federated Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees (Federated Fund Only)

The Federated Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Federated Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

If a shareholder purchases a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the shareholder’s salesperson to recommend the Fund over another investment. A shareholder should ask his or her salesperson or visit his or her financial intermediary’s website for more information.

Touchstone Fund

Touchstone Securities Inc. (the “Touchstone Distributor”), and the Touchstone Trust are parties to a distribution agreement. The Touchstone Distributor, the Touchstone Trust’s principal underwriter, at its own expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. The Touchstone Distributor pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Touchstone Fund or other Touchstone funds. The Touchstone Distributor reviews and makes changes to the focused distribution strategy on a periodic basis. These payments are generally based on a pro rata share of a dealer’s sales. The Touchstone Distributor may also provide compensation in connection with conferences, sales, or training programs for employees, seminars for the public, advertising, and other dealer-sponsored programs.

The Touchstone Advisor, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency or shareholder servicing activities. These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration, and sub-transfer agency fees). These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Touchstone Fund shareholders. The Touchstone Advisor may also reimburse the Touchstone Distributor for making these payments.

The Touchstone Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold. The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Touchstone Advisor or its affiliates may provide for increased rates of compensation as the dollar value of the Touchstone Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Touchstone Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. You should consult with your financial intermediary and review carefully any disclosure by the financial firm as to compensation received by your financial intermediary. Although the Touchstone Fund may use financial firms that sell the Touchstone Fund’s shares to effect portfolio transactions for the Touchstone Fund, the Touchstone Fund and the Touchstone Advisor will not consider the sale of the Touchstone Fund’s shares as a factor when choosing financial firms to effect those transactions. For more information on payment arrangements, please see the section entitled “The Distributor” in the Touchstone Fund’s SAI.

Federated Fund

The Federated Fund’s distributor, Federated Securities Corp. (the “Federated Distributor”), may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Federated Distributor (including the Federated Adviser). While Financial Industry Regulatory Authority, Inc. (“FINRA”) regulations limit sales charges to investors, there are no limits with regard to the amounts that the Federated Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Federated Fund’s Prospectuses, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Federated Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Federated Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. The same financial intermediaries may receive payments from more than one or all categories. These payments assist in the Federated Distributor’s efforts to support the sale of Shares.

These payments are negotiated and may be based on such factors as: the number or value of shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Federated Fund’s and/or other Federated funds’ relationship with the financial intermediary. Not all financial intermediaries receive such payments and the amount of compensation may vary by intermediary. You should ask your financial intermediary for information about any payments it receives from the Federated Distributor or the Federated funds and any services it provides, as well as the fees and/or commissions it charges.

Regarding the Federated Fund’s Institutional Shares, the Institutional Shares of the Federated Fund currently do not accrue, pay or incur any shareholder service/account administration fees, although the Federated Fund Board has approved the Institutional Shares of the Federated Fund to accrue, pay and incur such fees in amounts up to a maximum amount of 0.25%, or some lesser amount as the Federated Fund Board shall approve from time to time. The Institutional Shares of the Federated Fund will not incur or charge such fees until such time as approved by the Federated Fund Board.

Purchase, Redemption And Exchange Procedures

The transfer agent and dividend disbursing agent for the Touchstone Fund is BNY Mellon, and the transfer agent and dividend disbursing agent for the Federated Fund is SSB. Services provided by BNY Mellon and SSB include the issuance, cancellation and transfer of the Funds’ shares, and the maintenance of records regarding the ownership of such shares.

Set forth below is a brief description of the significant purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges to Fund shares. For a complete description of the purchase, exchange and redemption procedures applicable to purchases, exchanges, and redemptions of the Touchstone Fund and the Federated Fund, see the Touchstone Fund Prospectus dated October 30, 2014, as amended, and the Federated Fund Prospectuses, each date February 28, 2015, as amended, respectively, each of which is incorporated herein by reference.

The following chart shows the minimum initial and subsequent investment amounts for the Touchstone Fund and the Federated Fund:

Touchstone Fund	Initial Investment Minimum	Subsequent Investment Minimum	Systematic Investment Plan Investment Minimum (Initial/Subsequent)
Touchstone Fund: Class A Shares	$2,500	$50	$100/$50
Touchstone Fund: Institutional Class Shares	$500,000	$50	N/A
Federated Fund: Service Shares	$10,000*	No minimum required	$50
Federated Fund: Institutional Shares	$10,000*	No minimum required	$50

*Initial investment minimums of the Federated Fund will be waived for purposes of the Reorganization.

The Federated Fund and the Touchstone Fund both reserve the right to reject any purchase request. The Funds seek to maintain a constant share price of $1.00 per share by valuing the portfolio securities using the amortized cost method. In addition, for regulatory purposes, the Funds calculate a market-based NAV per share on a periodic basis. Neither Fund can guarantee that its NAV will always remain at $1.00 per share. The Funds do not charge a front-end sales charge.

Procedures for the purchase, redemption and exchange of the Touchstone Fund shares are substantially the same as the procedures applicable to the purchase, redemption and exchange of the Federated Fund shares. Purchases of shares of the Touchstone Fund Class A Shares may be made through the Touchstone Distributor or a financial advisor and Institutional Class Shares may be purchased through the Touchstone Distributor or a financial intermediary. Once an account is opened additional shares may be purchased through a depository institution that is an automatic clearing house member. Purchases of shares of the Federated Fund are made through an investment professional, directly from the Federated Fund or through an exchange from another Federated Fund.

Redemptions and Exchanges

Redemption and exchanges of the Federated Fund and the Touchstone Fund may be made through an investment professional or directly from the applicable Fund by telephone, online or by mailing a written request. The Federated Fund and the Touchstone Fund also offer their shareholders a systematic withdrawal plan as follows: (1) holders of Class A shares of the Touchstone Fund may make automatic withdrawals on a monthly, quarterly, semiannual or annual basis in a minimum amount of $50 if your account value is at least $5,000; and (2) holders of the Service Shares and the Institutional Shares of the Federated Fund may be automatically redeemed or exchanged in a minimum amount of $50 on a regular basis.

Class A and Institutional Class shareholders of the Touchstone Fund may exchange all or a portion of their investment to these share classes of the Touchstone Fund to the same class of shares of any other Touchstone Fund, although Touchstone Funds that are closed to new investors may not accept exchanges. Any new account established through an exchange will be subject to the minimum investment requirements described above. Any questions about the foregoing procedures of the Touchstone Fund may be directed to, and assistance in effecting purchases, redemptions or exchanges may be obtained by calling 1-800-543-0407. After the Reorganization is consummated, shareholders of the Touchstone Fund who become shareholders of the Federated Fund as a result of the Reorganization will no longer have any exchange privileges with other Touchstone Funds.

Shareholders of Service Shares and Institutional Shares of the Federated Fund have an exchange privilege that allows shareholders to exchange shares of the Federated Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and the R Class. Any new account established through an exchange will be subject to the minimum investment requirements described above. Any questions about the foregoing procedures of the Federated Fund may be directed to, and assistance in effecting purchases, redemptions or exchanges may be obtained by calling 1-800-341-7400.

Dividends And Distributions; Tax Information; Frequent Trading; Portfolio Holdings Information

Dividends and Distributions

The Federated Fund and the Touchstone Fund declare any dividends daily and pay them monthly to shareholders. The Federated Fund pays any capital gains annually, and the Touchstone Fund pays any capital gains at least annually. Dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless a shareholder elects cash payments.

Tax Information

It is anticipated that each Fund’s distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of each Fund’s dividends may not be exempt. Dividends may be subject to state and local taxes, although each Fund’s dividends will be exempt from Ohio taxes to the extent they are derived from interest on obligations exempt from such taxes. Although neither Fund seeks to realize capital gains, a Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your shares. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in Fund shares. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Frequent Trading

Given the short-term nature of the Federated Fund’s and the Touchstone Fund’s investments and their use of the amortized cost method for calculating the NAV of each Fund’s shares, the Funds do not anticipate that in the normal case frequent or short-term trading into and out of the Funds will have significant adverse consequences for the Funds and their shareholders.

The Touchstone Fund applies policies and procedures designed to discourage excessive trading in accounts that may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. These excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on shares prices or portfolio management of these funds). The Touchstone Fund has no arrangement to permit any investor to trade frequently in shares of the Touchstone Fund, nor will it enter into any such arrangement in the future.

Given that the Federated Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Federated Fund will have significant adverse consequences for the Federated Fund and its shareholders, and because the Federated Fund is intended to be used as a liquid short-term investment, the Federated Fund Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Federated Fund’s shares. Regardless of their frequency or short-term nature, purchases and redemptions of Federated Fund shares can have adverse effects on the management of the Federated Fund’s portfolio and its performance.

Portfolio Holdings Disclosure Policies

Touchstone Fund

The Touchstone Fund has adopted policies and procedures for disclosing the Touchstone Fund’s portfolio holdings to any person requesting this information. These policies and procedures are monitored by the Touchstone Fund Board through periodic reporting by the Touchstone Fund’s chief compliance officer. No compensation will be received by the Touchstone Fund, the Touchstone Advisor or any other party in connection with the disclosure of information about portfolio securities. The procedures prohibit the disclosure of portfolio holdings except under certain conditions, including for use in preparing and distributing routine shareholder reports, including disclosure to the Touchstone Fund’s independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each fiscal quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period.

The Touchstone Fund also provides its top ten holdings to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end. The Touchstone Fund is required to post on its publicly available website for a period of not less than six months, beginning no later than the fifth business day of the month, a schedule of investments, as of the last business day of the prior month. The Funds also file, on a monthly basis, more detailed portfolio holdings information with the SEC on Form N-MFP.

The SAI for the Touchstone Fund contains a complete description of the Touchstone Fund’s policies and procedures with respect to disclosure of its portfolio securities. The Touchstone Fund’s SAI is available on the Touchstone Fund’s website at TouchstoneInvestments.com.

Federated Fund

Information concerning the Federated Fund’s portfolio holdings as of the end of each month, as well as the Federated Fund’s DWAM and WAL, is available via the link to the Federated Fund and share class name at www.FederatedInvestors.com/FundInformation. Such information is posted on the website five business days after the end of the month and remains posted on the website for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Federated Fund’s top 10 credit/obligor exposures, weighted average maturity, weighted average life and percentage breakdown of the portfolio by credit quality, effective maturity range and type of security.

You may also access portfolio information as of the end of the Federated Fund’s fiscal quarters via the link to the Federated Fund and share class name at www.FederatedInvestors.com/FundInformation. The Federated Fund’s Annual and Semi-Annual Shareholder Reports contain a complete listing of the Federated Fund’s portfolio holdings as of the end of the Federated Fund’s second and fourth fiscal quarters. The Federated Fund’s Form N-Q filings contain complete listings of the Federated Fund’s portfolio holdings as of the end of the Federated Fund’s first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE REORGANIZATION

Description Of The Agreement And Plan Of Reorganization

The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or about June 19, 2015. On the Closing Date, all or substantially of the assets of the Touchstone Fund (other than any deferred or prepaid expenses shown as an asset on the books of the Touchstone Fund on the Closing Date, which deferred or prepaid expenses (if any) will not be acquired) will be transferred to the Federated Fund. In exchange for the transfer of these assets, the Federated Fund will simultaneously issue to the Touchstone Fund a number of full and fractional Institutional Shares or Service Shares of the Federated Fund equal in value to the aggregate NAV of the Institutional Shares and Class A Shares, respectively, of the Touchstone Fund calculated as of 4:00 p.m. on the Closing Date.

At the time of the Reorganization, the value of the assets of the Touchstone Fund will be computed as of the Closing Date using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with Rule 2a-7(g)(1)(i)(A) (as amended) and in accordance with the Federated Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon (and approved by the respective Boards of the Federated Trust and the Touchstone Trust). At the time of the Reorganization, the NAV per share of the Touchstone Fund’s shares will be computed as of the Closing Date, after the declaration and payment of any dividends and/or distributions on that date, using the Amortized Cost Method as defined in Rule 2a-7(a)(2) under the 1940 Act, in accordance with valuation procedures established under such rule as set forth in the Federated Trust’s Declaration of Trust and the current Federated Fund Prospectuses and Federated Fund SAI and established by the Federated Fund Board, or such other valuation procedures as the Touchstone Fund and Federated Fund shall mutually agree (and as approved by the Federated Fund Board and the Touchstone Fund Board).

Prior to the Reorganization, the Touchstone Fund will discharge all of its liabilities and obligations as provided in the Plan. Following the transfer of its assets in exchange for Institutional Shares or Service Shares of the Federated Fund, the Touchstone Fund will distribute the Institutional Shares and Service Shares of the Federated Fund pro rata to shareholders of record of the Touchstone Fund’s Institutional Class shares and Class A shares, respectively, in complete liquidation and termination of the Touchstone Fund. Shareholders of the Institutional Class shares and Class A shares of the Touchstone Fund owning shares on the Closing Date of the Reorganization will receive that number of Institutional Shares or Service Shares, respectively, of the Federated Fund which have the same aggregate value as the shareholder held in the Touchstone Fund immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of Touchstone Fund’s shareholders on the share records of the Federated Fund’s transfer agent. The Federated Fund does not issue share certificates to shareholders. Following the consummation of the Reorganization, the Touchstone Fund will terminate its existence. The transfer of shareholder accounts from the Touchstone Fund to the Federated Fund will occur automatically. It is not necessary for the Touchstone Fund’s shareholders to take any action to effect the transfer.

The Plan requires that the Touchstone Advisor assume any liabilities of the Touchstone Fund that have not been discharged by the Touchstone Fund on or prior to the date on which the Reorganization is consummated. The Plan also requires the Touchstone Advisor to have arranged for the provision of directors and officers errors and omissions insurance for a period beginning at the Closing Date and ending no less than six years thereafter that is substantially similar in scope to the current coverage covering the present and former Trustees and officers of the Touchstone Trust, with respect to the Touchstone Fund.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the Touchstone Fund’s shareholders; and (ii) the receipt by the Touchstone Trust and Federated Trust of an opinion to the effect that the Reorganization will be tax-free to the Touchstone Fund, its shareholders and the Federated Fund. The Plan may be terminated if, prior to the closing time, any of the required conditions have not been met, the representations and warranties are not true or either the Touchstone Fund Board or the Federated Fund Board determines that the Reorganization is not in the best interest of the Touchstone Fund or the Federated Fund, respectively.

All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by the Plan will be borne as contemplated in the Plan. See “Information About the Reorganization – Costs of Reorganization.”

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a form of which is attached hereto as Annex A and incorporated herein by reference.

Under the Plan, the Federated Fund will not assume any liabilities of the Touchstone Fund.

While the special meeting of shareholders is scheduled for May 29, 2015, the Reorganization is not scheduled to be consummated until June 19, 2015. During this period, the Touchstone Fund Sub-Advisor will seek to manage the Touchstone Fund’s portfolio consistent with its investment objectives and strategies in preparation for the Reorganization. A number of factors, however, such as the potential for sales of a limited number of portfolio securities to better align the portfolio of the Touchstone Fund with the portfolio of the Federated Fund, the availability of replacement securities, the amount of cash required to be held to discharge the liabilities of the Touchstone Fund prior to or as of the date the Reorganization is consummated, and shareholder redemptions, may prevent the Touchstone Fund Sub-Advisor from managing the Touchstone Fund’s portfolio consistent with its investment objectives and strategies at all times.

Background And Trustees’ Considerations Relating To The Proposed Reorganization

As described in “Summary – Reasons for the Proposed Reorganization” above, at meetings held on February 12, 2015, the Touchstone Fund Board, including the independent Trustees, discussed, and on March 19, 2015, ultimately approved, the Reorganization of the Touchstone Fund. At these meetings, the Touchstone Fund Board met with representatives from the Touchstone Advisor to discuss the Touchstone Advisor’s intent to exit the money market fund business. Specifically, the Touchstone Advisor advised the Touchstone Board that, in light of the changing regulatory landscape with respect to money market funds and uncertainty regarding the continued economic profitability and prospects of the Touchstone Fund, the Touchstone Advisor decided to exit the money market fund business. In identifying an acquisition party, the Touchstone Advisor advised the Touchstone Fund Board that it sought a party who has a commitment to the money market fund business, which has had success acquiring other money market fund businesses and has a money market fund with a share class structure similar to that of the Touchstone Fund.

In identifying a party, the Touchstone Advisor also advised the Touchstone Fund Board that it sought an alternative that would allow shareholders of the Touchstone Fund the opportunity to: (1) continue to pursue a similar investment opportunity through a tax-free combination of the Touchstone Fund with a comparable portfolio in another fund group; (2) become part of a larger and more diverse family of mutual funds; (3) invest in a larger combined fund with increased long-term growth prospects, which could potentially use the increased asset size to achieve greater portfolio diversification and spread fixed costs over a larger asset base; and (4) invest in a family of mutual funds managed by an investment adviser that has extensive investment management resources and money market fund management experience. As a result of its search, the Touchstone Advisor ultimately recommended to the Touchstone Fund Board the Reorganization of the Touchstone Fund into the Federated Fund.

The Independent Trustees met separately with their independent counsel to review the Reorganization prior to the February 12, 2015 meeting. In connection with their review, the Independent Trustees received from the Touchstone Advisor and the Federated Adviser information to assist them in considering the implications of the Reorganization.

In connection with the Touchstone Fund Board’s review of the Reorganization, the Touchstone Fund Board considered a variety of factors, including, but not limited to:

•	The investment objectives, restrictions and policies of the Touchstone Fund are similar to those of the Federated Fund. Please see “Summary – Comparison of Investment Objectives, Policies and Risks” and “Summary – Comparison of Investment Limitations.”
•	The performance of the Federated Fund, historically, has generally been competitive with and comparable to (or for most periods better than) the performance of the Touchstone Fund. Please see “Summary – Comparison of Potential Risks and Rewards: Performance Information.”
•	The Reorganization would permit shareholders of the Touchstone Fund the opportunity to pursue similar investment goals in the larger Federated Fund.
•	The Board noted that following the Reorganization shareholders of the Touchstone Fund may benefit from lower management fees and lower stated overall expense ratios. Specifically, the Board noted that: (1) the management fees paid by the Touchstone Fund’s Class A shares and Institutional Class shares were higher than the management fees paid by the Federated Fund’s Service Shares and Institutional Shares respectively, (2) the gross and net expense ratio on the Touchstone Fund’s Class A shares were higher than the gross and net expense ratio on the Federated Service Shares and (3) the gross expense ratio on the Touchstone Fund’s Institutional Class shares was higher that the gross expense ratio on the Federated Fund’s Institutional Shares (based on information derived from the fee tables in each Fund’s then current prospectus(es), as amended). The Board also noted that the net expense ratio on the Touchstone Fund’s Institutional Class shares was slightly lower than the net expense ratio on the Federated Institutional Shares, but took into account that the Federated Fund’s Institutional Shares have the potential to benefit from an increase in assets following the Reorganization. Please see “Summary – Comparative Fee Tables” and “Summary – Advisory Fees, Service Fees, Shareholder Fees and Other Expenses.”
•	If the Reorganization is approved, the Federated Adviser has voluntarily agreed that it, and its affiliates, will not terminate or increase the existing fee limits on the Federated Fund without Federated Fund Board approval for one year following the effective date of this Prospectus/Proxy Statement. Please see “Summary – Comparative Fee Tables.”
•	The Touchstone Advisor has agreed to bear certain expenses associated with the Reorganization, including expenses associated with the preparation and filing of the proxy materials, postage, printing, accounting fees, legal and accounting fees incurred in connection with the preparation of the proxy materials, solicitation costs of the transaction and other related administrative or operational costs. Costs borne by the Touchstone Fund may only include transaction expenses associated with the sale and purchase of portfolio securities to the extent that any disposition of portfolio securities is required in connection with the Reorganization. See “Information About the Reorganization – Description of the Agreement and Plan of Reorganization,” “Information About the Reorganization – Costs of Reorganization” and “Information About the Reorganization – Agreement Among Federated, Touchstone Advisor and Parent.”
•	The Federated Adviser has significant investment management resources, money market fund management experience and commitment to its mutual fund business.
•	Under the Purchase Agreement entered into among the Touchstone Advisor, Parent, and Federated, the Touchstone Advisor and Federated, subject to compliance with its fiduciary duties, agreed to use commercially reasonable efforts to, and to use commercially reasonable efforts to cause the Trustees of the Federated Fund to, take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (1) for a three-year period following the Reorganization, at least 75% of the Trustees of the Federated Fund are not “interested persons” (as defined in the 1940 Act) of the Federated Adviser or Touchstone Advisor, and (2) for a two-year period following the Reorganization, no “unfair burden” will be imposed on the Touchstone Fund as a result of the Reorganization. Please see “Information About the Reorganization – Agreement Among Federated, Touchstone Advisor and Parent.”
•	The Reorganization is expected to be tax-free for federal income tax purposes. Please see “Summary – Federal Tax Consequences- and Information About the Reorganization-Federal Income Tax Consequences.”

In its deliberations, the Touchstone Fund Board considered all information it received, as described above. The Touchstone Fund Board, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, concluded, based on the information presented, that the Reorganization was in the best interests of the Touchstone Fund and that existing shareholders will not be diluted as a result thereof and recommended that shareholders of the Touchstone Fund approve the Reorganization. For more information, please see “Information About the Reorganization – Background and Trustees’ Considerations Relating to the Proposed Reorganization.”

Likewise, the Board of Trustees of the Federated Fund (“Federated Fund Board”), including a majority of the Trustees who are not “interested persons”, determined, as of March 19, 2015, that the Reorganization is in the best interests of the Federated Fund, and that the interests of existing Federated Fund shareholders would not be diluted as a result of the Reorganization. The Federated Fund Board made its determinations after reviewing the materials provided to the members of the Federated Fund Board and having the opportunity to request and evaluate such additional information as the Federated Fund Board reasonably deemed necessary to make their determinations. The Federated Fund Board considered various information and factors in reviewing the proposals on behalf of the Federated Fund and its shareholders, including, but not limited to, the following:

•	The Federated Fund Board was advised, and considered, that the securities that would be acquired on the Closing Date for the Reorganization by the Federated Fund are expected to be permissible investments for the Federated Fund, consistent with the Federated Fund investment objectives, policies and strategies and the requirements of Rule 2a-7 under the 1940 Act.
•	The Federated Fund Board was advised, and considered, that the investment objectives, policies and strategies, and fundamental investment limitations, of the Federated Fund would not change as a result of the Reorganization. Please see “Summary – Comparison of Investment Objectives, Policies and Risks” and “Summary – Comparison of Investment Limitations.”
•	The Federated Fund Board was advised of, and considered, the relative performance of the Federated Fund and the Touchstone Fund. The Federated Fund Board was advised of, and considered, the additional assets that would be acquired by the Federated Fund through the Reorganization, which could result in a larger, more viable fund with potential for greater efficiencies and investment opportunities and which may benefit the performance of the Federated Fund over time. Please see “Summary – Comparison of Potential Risks and Rewards: Performance Information.”
•	The Federated Fund Board was advised, and considered, that the Reorganization is not expected to have a negative impact on Federated Fund fees and expenses. Please see “Summary – Comparative Fee Tables” and “Summary – Advisory Fees, Service Fees, Shareholder Fees and Other Expenses.”
•	The Federated Fund Board was advised of, and considered, the qualifications and stability of the investment personnel for the Federated Fund and the management of the Federated Fund, and such personnel’s experience with transactions similar to the Reorganization.
•	The Federated Fund Board was advised that, and considered that, the Reorganization transactions were expected to be conducted on a tax-free basis. See “Summary – Federal Tax Consequences and Information About the Reorganization-Federal Income Tax Consequences.”
•	The Federated Fund Board was advised that, and considered that, all fees and expenses incurred by the Funds as a direct result of the Reorganization transactions shall have been or, when due, will be paid in full by the Touchstone Advisor, the Federated Adviser, and/or their affiliates, and not by Fund shareholders, except that (1) the Federated Fund will bear expenses associated with the qualification of its shares for sale in various states, and (2) to the extent that any transfer of portfolio securities is required in connection with the Reorganization, a Fund may incur transaction expenses associated with the sale and purchase of portfolio securities. The Federated Fund Board was advised that, and considered that, the securities of the Touchstone Fund acquired by the Federated Fund would be valued using the Federated Fund’s valuation policies and procedures approved by the Federated Fund Board. The Federated Fund Board also was advised of, and considered, certain other arrangements that are intended to prevent the Reorganization from otherwise being dilutive. These other arrangements include certain requirements under which the Touchstone Advisor or Parent would be required to reimburse the full amount of accumulated net realized losses (and any permanent impairments), and/or make capital contributions, to the Touchstone Fund in order to seek to address the potential impact of the Reorganization on the gross yield of the Federated Fund and to address potential dilution to Federated Fund shareholders. See “Information About the Reorganization – Description of the Agreement and Plan of Reorganization,” “Information About the Reorganization – Costs of Reorganization” and “Information About the Reorganization – Agreement Among Federated, Touchstone Advisor and Parent” for additional information.

Based on these factors, the Federated Adviser recommended to the Federated Fund Board that the Federated Fund Board approve the Reorganization, and the Federated Fund Board, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, approved the Reorganization and determined that the Reorganization is in the best interests of the Federated Fund, and that the interests of existing Federated Fund shareholders will not be diluted as a result of the Reorganization.

Costs Of Reorganization

Under the Plan, the Touchstone Fund and the Federated Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated below and under Article IX of the Plan, a form of which is attached hereto as Annex A and incorporated herein by reference. The Federated Adviser and/or the Touchstone Advisor, or their affiliates, will bear certain expenses associated with the Touchstone Fund’s and the Federated Fund’s participation in the Reorganization as agreed between them. Such Reorganization expenses include: (a) expenses associated with the preparation and filing of proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal and accounting fees incurred in connection with the preparation of the proxy materials; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. These expenses are estimated to be $205,000. Each of the foregoing expenses will be borne by the Federated Adviser, the Touchstone Advisor, or their affiliates, as agreed between Federated and the Touchstone Advisor, and will not be borne by the Funds. The Federated Fund will bear expenses associated with the qualification of Federated Fund shares for sale in the various states on an as incurred basis. These expenses are ordinary course expenses incurred in connection with the issuance of fund shares and are not expected to be significant. In addition, to the extent that any disposition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. The Federated Fund also may dispose of certain securities, and acquire replacement securities, after the Reorganization is consummated in the ordinary course. It is currently anticipated that the Federated Fund will acquire a significant number (if not all or nearly all) of the portfolio securities of the Touchstone Fund at the time of its Reorganization. Given the short-term nature of the portfolios of the Touchstone Fund since it is a money market fund, it is difficult to determine which portfolio securities will be sold in connection with the Reorganization. With this understanding, it is currently anticipated that the Touchstone Fund will, prior to the Reorganization, and/or the Federated Fund will, after the Reorganization, dispose of at least some of the portfolio securities of, or acquired from, the Touchstone Fund. In any event, this disposition of securities is not expected to be material or significant, and the amount of transaction costs incurred by the Touchstone Fund and the Federated Fund in connection with any sales and acquisitions of portfolio securities is not expected to be significant.

Description Of The Touchstone Fund And The Federated Fund Capitalization

The Service Shares and Institutional Shares of the Federated Fund to be issued to shareholders of the Touchstone Fund under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Federated Fund Prospectuses for the Service Shares and Institutional Shares of the Federated Fund provided with this Prospectus/Proxy Statement for additional information about the Institutional Shares and Service Shares of the Federated Fund.

The following table sets forth the unaudited capitalization of the Touchstone Ohio Tax-Free Money Market Fund into Federated Ohio Municipal Cash Trust as of October 31, 2014.

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share

Touchstone Ohio Tax-Free Money Market Fund – Class A Shares	$58,476,453	58,472,185	$1.00
Federated Ohio Municipal Cash Trust – Service Shares	$24,096,440	24,096,751	$1.00

Federated Ohio Municipal Cash Trust, Pro Forma Combined – Service Shares	$82,572,893	82,568,936	$1.00

Touchstone Ohio Tax-Free Money Market Fund – Institutional Class Shares Federated Ohio Municipal Cash Trust -- Institutional Shares	$98,246,207 $229,752,852	98,240,955 229,750,631	$1.00 $1.00

Federated Ohio Municipal Cash Trust, Pro Forma Combined – Institutional Shares	$327,999,059	327,991,586	$1.00

[1]	Does not reflect additional $40,306,108 in net assets of Federated Ohio Municipal Cash Trust represented by another share class.

Federal Income Tax Consequences

As a condition of Reorganization, the Touchstone Trust and the Federated Trust will receive an opinion of counsel (i.e., K & L Gates LLP) substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•	The transfer of all or substantially all of the Touchstone Fund’s assets to the Federated Fund solely in exchange for Federated Fund shares (followed by the distribution of Federated Fund shares to the Touchstone Fund’s shareholders in termination and liquidation of the Touchstone Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Federated Fund and the Touchstone Fund will each be a “party to the Reorganization” within the meaning of Section 368(b) of the Code.
•	No gain or loss will be recognized by the Federated Fund upon the receipt of the assets of the Touchstone Fund solely in exchange for Federated Fund shares.
•	No gain or loss will be recognized by the Touchstone Fund upon the transfer of the Touchstone Fund’s assets to the Federated Fund solely in exchange for Federated Fund shares, or upon the distribution (whether actual or constructive) of Federated Fund shares to the Touchstone Fund’s shareholders in exchange for their Touchstone Fund shares.
•	No gain or loss will be recognized by any Touchstone Fund shareholder upon the exchange of its Touchstone Fund shares for Federated Fund shares.
•	The aggregate tax basis of the Federated Fund shares received by Touchstone Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Touchstone Fund shares held by such Touchstone Fund shareholder immediately prior to the Reorganization. The holding period of Federated Fund shares received by each Touchstone Fund shareholder will include the period during which the Touchstone Fund shares exchanged therefor were held by such shareholder, provided the Touchstone Fund shares are held as capital assets at the time of the Reorganization.
•	The tax basis of the Touchstone Fund’s assets acquired by the Federated Fund will be the same as the tax basis of such assets to the Touchstone Fund immediately prior to the Reorganization. The holding period of the assets of the Touchstone Fund in the hands of the Federated Fund will include the period during which those assets were held by the Touchstone Fund.

The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as K&L Gates LLP may reasonably request, and the Touchstone Fund and the Federated Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Federated Fund, the Touchstone Fund or any shareholder of such Touchstone Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything in the Plan to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either the Federated Fund or the Touchstone Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as tax-free reorganization under the Code, a shareholder of the Touchstone Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Touchstone Fund shares and the fair market value of the Federated Fund shares received in exchange therefor.

See the discussion under “Summary – Federal Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization, including (without limitation) the possibility that the Touchstone Fund may make distributions (which may be taxable) of ordinary income and/or realized capital gains to its shareholders prior to the Reorganization being consummated.

Shareholders of the Touchstone Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

Agreement Among Federated, Touchstone Advisor and Parent

Federated entered into a Purchase Agreement with the Touchstone Advisor and Parent, dated March 20, 2015, regarding the sale by the Touchstone Advisor to Federated (or a designated affiliate) of certain assets relating to the Touchstone Advisor’s business of providing investment advisory services to the Touchstone Fund, the Touchstone Advisor’s, Parent’s and their affiliates’ cooperation in connection with the Reorganization, the payment of transaction expenses, and related matters. The sale of such assets, and certain other obligations of the parties, is contingent upon shareholder approval of the Reorganization and other conditions to closing, among other things. Assuming shareholder approval is obtained, and the other conditions in the Purchase Agreement and the Plan are met, shareholders of the Touchstone Fund will become shareholders of the Federated Fund pursuant to the Reorganization.

If all conditions to closing are satisfied, and the Reorganization is consummated, the Touchstone Advisor expects to receive consideration under the Purchase Agreement for the sale by the Touchstone Advisor of its business of advising the Touchstone Fund. This transaction consideration will be in the form of Federated’s payment of certain transaction costs relating to the transaction including the Reorganization, as contemplated in, and subject to the terms of, the Purchase Agreement. Under the Purchase Agreement, the Touchstone Advisor and Federated have agreed to share certain transaction costs as contemplated in, and subject to the terms of, the Purchase Agreement. The Plan also contemplates that certain transactions costs will be paid by the Federated Adviser, the Touchstone Advisor and/or their affiliates. See “Information About the Reorganization – Costs of Reorganization.”

Under the Purchase Agreement, Federated, the Touchstone Advisor and Parent have each agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act with respect to the Reorganization and subject to its fiduciary duties, to (A) use commercially reasonable efforts to cause (and to have their respective affiliates cause) Section 15(f) of the 1940 Act to be satisfied in connection with the Reorganization, and (B) use commercially reasonable efforts to cause the Federated Fund Board to take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (i) at least 75% of the Federated Fund Board are not “interested persons” (as that term is defined in the 1940 Act) of the Federated Adviser or any “interested person” of the Touchstone Advisor; (ii) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) is imposed as a result of the Reorganization and (iii) so as to comply with Section 15(f) of the 1940 Act as if such section is applicable to the Reorganization, each vacancy on the Federated Fund Board is filled by a person who is not an “interested person” of the Federated Adviser nor of the Touchstone Advisor and has been selected and proposed for election by a majority of the Federated Fund Board who are not “interested persons”. Federated may elect, in lieu of the covenants set forth in the preceding sentence, to apply for and obtain an exemptive order under Section 6(c) of the 1940 Act from the provisions of Section 15(f) (1)(A) of the 1940 Act, in form and substance reasonably acceptable to the Touchstone Advisor.

The Purchase Agreement also contains provisions under which the Touchstone Advisor or Parent will be required to (a) reimburse the Touchstone Fund for the full amount of any accumulated net realized loss as reflected in the Touchstone Fund’s audited statement of assets as of June 30, 2014, as adjusted for all net gains and losses realized by the Touchstone Fund after June 30, 2014 through the Closing Date (or any transaction that has caused a permanent impairment), and (b), depending upon the shadow market value of the assets of the Touchstone Fund as of the Closing Date, its impact on the shadow market value of the Federated Fund upon the closing occurring, and certain determinations by the Federated Adviser (subject to consultation with counsel to the Independent Trustees of the Federated Fund Board and any Federated Fund Board determinations on the Reorganization), contribute capital to the Touchstone Fund in order to seek to address the potential impact of the Reorganization on the gross yield of the Federated Fund and to address potential dilution to Federated Fund shareholders.

The Purchase Agreement requires that the Touchstone Advisor assume any liabilities of the Touchstone Fund that have not been discharged by the Touchstone Fund on or prior to the date on which the Reorganization is consummated.

Comparative Information on Shareholder Rights

Both the Touchstone Trust and the Federated Trust are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. The Touchstone Fund is a series of the Touchstone Trust, which was established as a business trust under the laws of the Commonwealth of Massachusetts. The Federated Fund is a portfolio of the Federated Trust, which was established as a business trust under the laws of the Commonwealth of Massachusetts. The Touchstone Trust and the Federated Trust are governed under their respective Declarations of Trust and By-laws and by their Boards of Trustees.

The Federated Trust is anticipating conducting a shareholder proxy (the “Federated Trust Proxy”) in order to elect trustees and to modernize the Federated Trust’s Declaration of Trust. More information regarding the changes that will be proposed to the Federated Trust’s Declaration of Trust will be found in the Proxy Statement for the Federated Trust Proxy when it is filed with the SEC. The Proxy Statement will be available at www.sec.gov and at FederatedInvestors.com. Because the record date of the Federated Trust Proxy will occur prior to the closing of the Reorganization, shareholders in the Touchstone Fund will not be solicited for their votes.

The rights of shareholders of the Touchstone Fund and shareholders of the Federated Fund as currently set forth in their respective Declarations of Trust and By-Laws are substantially similar. Set forth below is a brief summary of the significant rights of shareholders of the Touchstone Fund and shareholders of the Federated Fund:

CATEGORY	TOUCHSTONE FUND	FEDERATED FUND
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights	None	Same
Exchange Rights (other than the right to exchange for shares of other Federated Fund or Touchstone Fund, as provided in the Funds’ prospectuses)	None	Same
Annual Meetings	Not required	Same
Right to Call Shareholder Meetings

The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee of the Trust when requested to do so in writing by shareholders holding not less than 10% of the shares then outstanding. If the Trustees shall fail to call or give notice of any meeting of shareholders for a period of 30 days after written application by shareholders holding at least 25% of the shares then outstanding requesting a meeting be called for any other purpose, then shareholders holding 25% of the shares then outstanding may call and give notice of such meeting.

Shall be called by the Trustees upon the written request of shareholders owning at least one-tenth of all series or classes entitled to vote.
Notice of Meetings	At least 7 days before the meeting to each shareholder entitled to vote.	Shareholders shall be entitled to at least 15 days’ notice of any meeting.
Record Date For Meetings	The record date shall not be more than 30 days before the meeting (if the transfer books are closed) or 60 days before the date of the meeting (if the transfer books remain open).	Trustees may fix in advance a time, which shall not be more than 60 days before the date of any meeting of shareholders
Quorum for Meetings	A majority of the shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Declaration of Trust or the By-Laws.	Except when otherwise required by law, the presence in person or by proxy of the holders of 25% percent of the shares entitled to vote constitutes a quorum at any meeting of shareholders.
Vote Required for Election of Trustees	A plurality of votes cast shall elect a Trustee.	Same
Adjournment of Meetings	A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, but any lesser number shall be sufficient for adjournments. An adjournment may be held within a reasonable time without further notice.	If a quorum shall not be present, the shareholders present in person or by proxy holding a majority of the shares present may by vote adjourn the meeting until a quorum shall be present.
Removal of Trustees by Shareholders	A Trustee may be removed from office by a vote of two-thirds of the outstanding shares at any special meeting of shareholders called for the purpose, or by a declaration in writing signed by shareholders holding not less than two-thirds of the outstanding shares and filed with the Trust’s Custodian.	A Trustee may be removed from office at any special meeting of shareholders by a vote of two-thirds of the outstanding shares.
Personal Liability of Officers and Trustees	Nothing in the Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise by liable reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.	Provided they have acted under the belief that their actions are in the best interest of the Trust, the Trustee and officers shall not be responsible for or liable in any event for neglect or wrong doing by them or any officer, agent, employee, investment adviser or principal underwriter of the Trust or of any entity providing administrative services for the Trust, but nothing herein contained shall protect any Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Personal Liability of Shareholders

In case any Shareholder or former Shareholder shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability.

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Federated Trust. To protect its shareholders, the Federated Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Federated Trust.

In the unlikely event a shareholder is held personally liable for the Federated Trust’s obligations, the Federated Trust is required by the Declaration of Trust to use its property to protect or compensation the shareholder. On request, the Federated Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Federated Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Federated Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Rights of Inspection	The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.	Same
Number of Authorized Shares; Par Value	Unlimited number of shares; no par value	Same

INFORMATION ABOUT THE TOUCHSTONE FUNDS AND THE FEDERATED FUNDS

Where to Find Additional Information

Information about the Touchstone Fund is included in its Touchstone Fund Prospectus and Touchstone Fund SAI for Class A shares and Institutional Class shares, each dated October 30, 2014, as amended, which are incorporated herein by reference. Information about the Federated Fund is included in the Federated Fund Prospectuses and Federated Fund SAI for Federated Ohio Municipal Cash Trust - Institutional Shares and Service Shares, each dated February 28, 2015, as amended, each of which is incorporated herein by reference. Copies of the Federated Fund Prospectuses accompany this Prospectus/Proxy Statement. Copies of the Touchstone Fund Prospectus and Touchstone Fund SAI, each dated October 30, 2014, as amended, and of the Federated Fund SAI, dated February 28, 2015, as amended, and the SAI relating to this Prospectus/Proxy Statement, dated April 27, 2015, all of which have been filed with the SEC, may be obtained without charge by contacting the Touchstone Fund at 1-800-543-0407, or the Federated Fund at 1-800-341-7400 or by writing to the Touchstone Fund, c/o BNY Mellon, Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA, 01581, or to the Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA, 15086-7561.

The Federated Trust, on behalf of the Federated Fund, and the Touchstone Trust, on behalf of the Touchstone Fund, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements and other information filed by the Federated Trust, on behalf of the Federated Fund, and by the Touchstone Trust, on behalf of the Touchstone Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website http://www.sec.gov.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the Touchstone Trust Board on behalf of its portfolio, the Touchstone Fund. The proxy will be voted at the special meeting of shareholders of the Touchstone Fund to be held on May 29, 2015, at the offices of the Touchstone Advisor, 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202-4203, at 10:00 a.m. (Eastern time), (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).

In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Touchstone Advisor and/or their affiliates, or, if necessary, a communications firm retained for this purpose. For example, Broadridge Financial Solutions, Inc. has been engaged to assist with the solicitation. The cost of the solicitation, including the printing and mailing of proxy materials and solicitation services, will be borne by the Touchstone Advisor and/or Federated, and/or their affiliates, as agreed between the Touchstone Advisor and Federated in the Purchase Agreement entered into by them, and is estimated to be approximately $40,000. See “Information About the Reorganization – Description of the Agreement and Plan of Reorganization,” “Information About the Reorganization – Costs of Reorganization” and “Information About the Reorganization – Agreement Among Federated, Touchstone Advisor and Touchstone Trust.” Solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Touchstone Advisor may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Touchstone Fund Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about April 30, 2015 to shareholders of record at the close of business on March 31, 2015 (the “Record Date”).

The Touchstone Fund’s Annual Report, which includes audited financial statements for the fiscal year ended June 30, 2014, was previously mailed to shareholders of the Touchstone Fund. The Touchstone Fund’s Semi-Annual Report, which includes unaudited financial statements for the six-month period ended December 31, 2014, also was previously mailed to shareholders of the Touchstone Fund. The Touchstone Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of the Annual Report and/or Semi-Annual Report of the Touchstone Fund, which may be requested by writing to the Touchstone Fund’s principal executive offices or by calling the Touchstone Fund. The principal executive office of Touchstone Fund is located at 303 Broadway, Suite 1100, Cincinnati, OH 45202-4203. These documents, as well as additional information about the Funds, (including portfolio holdings, performance, and distributions), are also available on the website for the Federated Fund and the Touchstone Fund. The website for the Federated Fund is FederatedInvestors.com and the website for the Touchstone Fund is Touchstone Investments. com/home/formslit/.

The Federated Fund’s toll-free telephone number is 1-800-341-7400 and the Touchstone Fund’s toll-free telephone number is 1-800-543-0407.

Proxies, Quorum and Voting at the Special Meeting

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of each Touchstone Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Federated Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Any person given a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Touchstone Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization. In order to hold the Special Meeting, a “quorum” of shareholders of the Touchstone Fund must be present. Holders of more than 50% of the total number of shares of the Touchstone Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve an Agreement and Plan of Reorganization and for the purpose of transacting any other business which may come before the meeting. Under the 1940 Act and the Trust’s Amended and Restated Declaration of Trust, approval of the Reorganization requires the approval of the lesser of (i) 67% or more of the voting securities of the Touchstone Fund that are present at the Special Meeting if holders of shares representing more than 50% of the outstanding voting securities of the Touchstone Fund are present or represented by proxy at the Special Meeting or (ii) more than 50% of the outstanding voting securities of the Touchstone Fund. In accordance with Rule 17a-8 under the 1940 Act, which governs reorganizations between investment companies that are “affiliated persons,” approval of the Reorganization also requires the affirmative vote of a majority of the outstanding voting securities of the Touchstone Fund

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time without further notice other than by announcement to be given at the meeting until a quorum is met. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. Any such vote in FAVOR or AGAINST the proposal to approve the Plan will also authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any such adjournment of the Special Meeting. Although a quorum requires a majority of the shares entitled to vote, any lesser number shall be sufficient for adjournments. An adjournment may be held within a reasonable time without further notice. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Share Ownership Of The Funds

Touchstone Fund

As of March 31, 2015, the Touchstone Fund had the following numbers of outstanding shares of beneficial interest:

Name of Fund	Share Class	Outstanding Shares
Touchstone Ohio Tax-Free Money Market Fund	Class A Shares	33,181,471
	Institutional Class Shares	54,906,406

Officers and Trustees of the Touchstone Trust own less than 1% of each class of the Touchstone Fund’s outstanding shares.

To the knowledge of the Touchstone Trust’s management, as of March 31, 2015, the following entities held beneficially or of record more than 5% of the Touchstone Fund’s outstanding shares:

Name of Fund-Class	Shareholder Name and Address	Amount*	Percentage of Fund Shares
Touchstone Ohio Tax-Free Money Market Fund - Class A Shares	Reich & Tang Services, New York, NY	22,907,061	69.04%
Touchstone Ohio Tax-Free Money Market Fund -Institutional Class Shares	Fifth Third Bank Trust, Cincinnati, OH	54,694,597	99.61%

* Amount of aggregate shares rounded to nearest whole share.

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Reich & Tang, New York, NY, is organized in the state New York and is a subsidiary of Natixis Global Asset Management, L.P., organized in the state of Massachusetts.

Fifth Third Bank Trust is a subsidiary of Fifth Third Bancorp., both organized in the state of Ohio.

Federated Fund

Officers and Trustees of the Federated Trust own less than 1% of each class of the Federated Fund’s outstanding shares.

To the knowledge of the Federated Trusts’ management, as of March 31, 2015, the following entities held beneficially or of record more than 5% of each Federated Fund’s outstanding shares:

Name of Fund-Class	Shareholder Name and Address	Amount*	Percentage of Shares
Federated Ohio Municipal Cash Trust - Institutional Shares	Band & Co., Milwaukee, WI	153,274,922	48.31%
	KeyBank, NA, Brooklyn, NY	81,059,028	25.55%
	Fifth Third Bank, Cincinnati, OH	52,165,577	16.44%
Federated Ohio Municipal Cash Trust - Service Shares	Milards & Co., Oaks, PA	8,890,283	30.04%
	Band & Co., Milwaukee, WI	4,963,552	16.77%
	Pershing LLC, Jersey City, NJ	4,840,234	16.35%
	Agricultural Lands, Inc., London, OH	3,155,371	10.66%
	Jelm Enterprises, Chesire, OH	2,239,004	7.57%
	DEFCO, Defiance, OH	1,595,881	5.39%

* Amount of aggregate shares rounded to nearest whole share.

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Band & Co. is organized in the state of Wisconsin and is a subsidiary of US Bank Corp., organized in the state of Delaware.

Milards & Co. is organized in the state of Ohio and is a subsidiary of First Merit Corporation, organized in the state of Ohio.

KeyBank NA, is organized in the state of Ohio and is a subsidiary of KeyCorp, organized in the state of Ohio.

Interests of Certain Persons

The Federated Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees of the Federated Trust.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Touchstone Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

/s/
(Name)

(Title)

April 27, 2015

ANNEX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

(Touchstone Ohio Tax-Free Money Market Fund)

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 20th day of March, 2015, among Money Market Obligations Trust, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Federated Registrant”), on behalf of its series, Federated Ohio Municipal Cash Trust (the “Surviving Fund”), Touchstone Tax-Free Trust, a Massachusetts business trust, with its principal place of business at 303 Broadway, Suite 1100, Cincinnati, OH (the “Reorganizing Fund Registrant”), on behalf of its series, Touchstone Ohio Tax-Free Money Market Fund (the “Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”), and for purposes of Paragraph 1.3, Article VI (last paragraph) and Article IX of this Agreement only, Touchstone Advisors, Inc. (“Reorganizing Fund Adviser”), and for purposes of Article IX of this Agreement only, Federated Investors, Inc. (“Federated”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers Class A Shares and Institutional Class Shares) (the “Reorganizing Fund Shares”) in exchange solely for shares (Service Shares and Institutional Shares, respectively), of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares (Service Shares and Institutional Shares) to the holders of the outstanding Reorganizing Fund Shares (Class A Shares and Institutional Class Shares, respectively), and (iii) the liquidation and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Surviving Fund and the Reorganizing Fund are separate series of the Federated Registrant and the Reorganizing Fund Registrant, respectively, the Federated Registrant and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, the Funds are authorized to issue their shares of beneficial interests;

WHEREAS, the Trustees of the Reorganizing Fund Registrant, including a majority of the Trustees who are not interested persons of the Reorganizing Fund or the Surviving Fund, have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund and that the interests of the existing shareholders of the Reorganizing Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Trustees of the Federated Registrant, including a majority of the Trustees who are not interested persons of the Surviving Fund or the Reorganizing Fund, have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund and that the interests of the existing shareholders of the Surviving Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND SHARES AND LIQUIDATION AND TERMINATION OF THE REORGANIZING FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a)  the outstanding shares of each class of the Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of such class of the Reorganizing Fund Shares computed in the manner as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of all cash, securities, commodities, interests in futures and dividends, interest receivable and other assets (except as provided in the next sentence) owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.

The Reorganizing Fund has provided the Surviving Fund with its most recent audited financial statements, which contain a list of all of the Reorganizing Fund’s assets as of the date of such statements. The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3 LIABILITIES TO BE DISCHARGED. The Reorganizing Fund will discharge all of its liabilities and obligations prior to or as of the Closing Date. For the avoidance of doubt, the Surviving Fund shall not assume any liabilities or obligations of the Reorganizing Fund in connection with the Reorganization. Any liabilities or obligations not discharged by the Reorganizing Fund as of the Closing Date shall be assumed by the Reorganizing Fund Adviser as of the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with its liquidation and termination.

1.5 OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Reorganizing Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.

1.8 TERMINATION. The Reorganizing Fund shall be liquidated and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9 BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date; provided, however, that the Reorganizing Fund shall maintain on a confidential basis (except for disclosures required by applicable law) a copy of any books and records required to be maintained by it under the 1940 Act and the rules and regulations thereunder.

1.10 OTHER REORGANIZATION-SPECIFIC MATTERS. In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to a Reorganizing Fund Shareholder’s initial receipt of Surviving Fund Shares as part of the Reorganization.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Reorganizing Fund’s assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with Rule 2a-7(g)(1)(i)(A) (as amended) and in accordance with the valuation procedures established under such rule by the Board of Trustees (“Board”) of the Federated Registrant or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of the Federated Registrant and Reorganizing Fund Registrant).

2.2 VALUATION OF SHARES. The NAV per share of each class of Surviving Fund Shares and Reorganizing Fund Shares shall be the NAV per share of such class of Surviving Fund Shares or Reorganizing Fund Shares, as the case may be, computed as of the closing on the Closing Date, using the Amortized Cost Method as defined in Rule 2a-7(a)(2) in accordance with the valuation procedures established under such rule by the Board of the Federated Registrant or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).

2.3 SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund’s assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Surviving Fund and the Reorganizing Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about June 19, 2015, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. Brown Brothers Harriman & Co., as custodian for the Reorganizing Fund (the “Custodian”), shall deliver at the closing a certificate of an authorized officer stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored that is mutually acceptable to the parties.

3.4 TRANSFER AGENT’S CERTIFICATE. BNY Mellon Investment Servicing (US) Inc., as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Federated Registrant, on behalf of the Surviving Fund, as follows:

a)	The Reorganizing Fund is a duly established and designated, separate series of a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts.
b)	The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Reorganizing Fund is not in violation of, and the execution, delivery, and performance of this Agreement will not result in the violation of, any provision of the Reorganizing Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
e)	The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts relating to the Reorganizing Fund will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund).
f)	Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Reorganizing Fund’s financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g)	The audited financial statements of the Reorganizing Fund as of June 30, 2014, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
h)	The unaudited financial statements of the Reorganizing Fund as of December 31, 2014, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
i)	Since the date of the financial statements referred to in sub-paragraph (h) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this sub-paragraph (i), a decline in the net assets of the Reorganizing Fund shall not constitute a material adverse change.
j)	As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or series of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
k)	The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund, the Reorganizing Fund’s Board and committees of the Reorganizing Fund’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
l)	The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
m)	All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.
n)	All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in its registration statement) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
o)	As of the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of The Commonwealth of Massachusetts, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Surviving Fund.
p)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund. This Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
q)	The information to be furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
r)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
s)	The Reorganizing Fund is a “fund” as defined in Section 851(g)(2) of the Code; it qualified for and elected treatment as a regulated investment company under Subchapter M of the Code (“RIC”) and has been eligible to compute and has computed its federal income tax under Section 852 of the Code for each past taxable year and all applicable quarters of such years since it commenced operations and will continue to meet all of the requirements for such qualification for the taxable year ending on the Closing Date; the assets of the Reorganizing Fund will be invested at all times through the Closing Date in a manner that ensures compliance with the foregoing; the Reorganizing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Reorganizing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to its shareholders, and is not liable for any material penalties which could be imposed thereunder.
t)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Reorganizing Fund shareholders as described in paragraph 5.2.
u)	The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant’s ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.

4.2 REPRESENTATIONS OF THE SURVIVING FUND. The Federated Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:

a)	The Surviving Fund is a duly established and designated, separate series of a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts.
b)	The Federated Registrant is registered as an open-end management investment company under the 1940 Act, the Federated Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, any provision of the Federated Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.
e)	Except as otherwise disclosed in writing to and accepted by the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
f)	The audited financial statements of the Surviving Fund as of October 31, 2014 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
g)	Since the date of the financial statements referred to in sub-paragraph (f) above, there have been no material adverse changes in the Surviving Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Reorganizing Fund. For the purposes of this sub-paragraph (g), a decline in the net assets of the Surviving Fund shall not constitute a material adverse change.
h)	All federal and other tax returns and reports of the Surviving Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.
i)	All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the Registration Statement) by the Surviving Fund. The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
j)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. This Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
k)	Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.
l)	The information to be furnished by the Surviving Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
m)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund shareholders and on the Closing Date, any written information furnished by the Federated Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
n)	The Surviving Fund is a “fund” as defined in Section 851(g)(2) of the Code; it qualified for and elected treatment as a RIC and has been eligible to compute and has computed its federal income tax under Section 852 of the Code for each past taxable year and all applicable quarters of such years since it commenced operations and will continue to meet all of the requirements for such qualification for its current taxable year; the Surviving Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it, and the Surviving Fund is in compliance in all materials respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder.
o)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Federated Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Federated Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
p)	The Surviving Fund, and the Surviving Fund Registrant with respect to the Surviving Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Surviving Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Surviving Fund, threatened against the Surviving Fund, or the Surviving Fund Registrant with respect to the Surviving Fund, that would question the right, power or capacity of (a) the Surviving Fund to conduct its business as conducted now or at any time in the past, or (b) the Surviving Fund Registrant’s ability to enter into this Agreement on behalf of the Surviving Fund or the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.
q)	The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND

5.1 OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS; COMPLIANCE WITH RULE 17a-8. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. The Reorganizing Fund Registrant, and its Board, will otherwise comply with Rule 17a-8 under the 1940 Act to the extent applicable in connection with the Reorganization.

5.3 INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Reorganizing Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund Registrant’s Treasurer.

5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Federated Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to Reorganizing Fund Shareholders (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement of the Reorganizing Fund and a prospectus of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND

The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the Federated Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.

For a period beginning at the Closing Date and ending no less than six years thereafter, the Reorganizing Fund Adviser shall have arranged for the provision of directors and officers errors and omissions insurance that is substantially similar in scope to the current coverage (“Insurance”) covering the present and former Trustees and officers of the Reorganizing Fund Registrant, with respect to the Reorganizing Fund, with respect to “Wrongful Acts” (as defined under the Insurance) committed on or prior to the Closing Date.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

Any comments from the Commission’s staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the satisfaction of the Surviving Fund and its investment adviser, Federated Investment Management Company, and such Registration Statement shall have been declared effective and delivered to Reorganizing Fund shareholders as of the record date set forth therein.

All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.

The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.

The condition to closing in Section 7.4.8 of the Agreement, dated March 20, 2015 (as amended, “Purchase Agreement”), by and among Federated, the Reorganizing Fund Adviser and IFS Financial Services, Inc. (“Parent”) relating to certain contribution, reimbursement and other payment obligations to the Reorganizing Fund, shall have been satisfied by the Reorganizing Fund Adviser and/or Parent, or waived by Federated (and such contribution, reimbursement and other payment obligations satisfied by the Reorganizing Fund Adviser and/or Parent or Federated).

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding Reorganizing Fund Shares in accordance with applicable law and the provisions of the Reorganizing Fund Registrant’s Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:

a)	The transfer of all or substantially all of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in termination and liquidation of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
c)	No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
d)	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.
e)	The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
f)	The tax basis of the Reorganizing Fund’s assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.

Such opinion shall be based on customary assumptions and such representations as K&L Gates LLP may reasonably request, and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. Federated or its affiliates, and/or the Reorganizing Fund Adviser or its affiliates, will bear (as agreed between them in the Purchase Agreement (as defined above)) certain expenses associated with Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization. Such Reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. The Surviving Fund shall bear expenses associated with the qualification of Surviving Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, either the Reorganizing Fund and/or the Surviving Fund may incur transaction expenses associated with the sale and purchase of portfolio securities.

Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Reorganizing Fund or the Surviving Fund, as the case may be, as a RIC.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Federated Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the parties, and supersedes any prior representation, warranty, covenant, statement and/or understanding between the parties, with respect to the Reorganization.

10.2 Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Federated Registrant and the Reorganizing Fund Registrant. In addition, either the Federated Registrant or the Reorganizing Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;
b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
c)	a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Reorganizing Fund Registrant or the Federated Registrant, respectively, and notice given to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Federated Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, but the Reorganizing Fund Adviser and Federated shall bear (as agreed between them in the Purchase Agreement) the expenses incurred by each of them incidental to the preparation and carrying out of this Agreement as provided in Article IX.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Federated Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that, as between the parties to this Agreement, the obligations of the Federated Registrant and Surviving Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Federated Registrant personally, but shall bind only the property of the Surviving Fund, as provided in the Declaration of Trust of the Federated Registrant. The execution and delivery of this Agreement have been authorized by the Trustees of the Federated Registrant on behalf of the Surviving Fund and signed by authorized officers of the Federated Registrant, acting as such. As between the parties to this Agreement, neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Surviving Fund as provided in the Declaration of Trust of the Federated Registrant.

13.6 It is expressly agreed that, as between the parties to this Agreement, the obligations of the Reorganizing Fund Registrant and Reorganizing Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Reorganizing Fund Registrant personally, but shall bind only the property of the Reorganizing Fund, as provided in the Declaration of Trust of the Reorganizing Fund Registrant. The execution and delivery of this Agreement have been authorized by the Trustees of the Reorganizing Fund Registrant on behalf of the Reorganizing Fund and signed by authorized officers of the Reorganizing Fund Registrant, acting as such. As between the parties to this Agreement, neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Reorganizing Fund as provided in the Declaration of Trust of the Reorganizing Fund Registrant.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MONEY MARKET OBLIGATIONS TRUST

on behalf of its portfolio,
Federated Ohio Municipal Cash Trust

By:

Name: John W. McGonigle

Title: Secretary

TOUCHSTONE TAX-FREE TRUST

on behalf of its portfolio,
Touchstone Ohio Tax-Free Money Market Fund

By:

Name:

Title:

For purposes of Paragraph 1.3, Article VI (last paragraph) and Article IX only:

TOUCHSTONE ADVISORS, INC.

By:

Name:

Title:

By:

Name:

Title:

For purposes of Article IX only:

FEDERATED INVESTORS, INC.

By:

Name: Thomas R. Donahue

Title: Chief Financial Officer

ANNEX B COMPARISON OF THE TOUCHSTONE FUND’S AND THE FEDERATED FUND’S FUNDAMENTAL INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Touchstone Fund Board or Federated Fund Board (as applicable) approval without shareholder approval. The fundamental investment limitations for the Federated Fund and the Touchstone Fund are similar in all material respects. However, the Touchstone fund is non-diversified and the Federated Fund is diversified. It is anticipated that Federated Fund will be managed as a diversified fund going forward. The foregoing summary is qualified in its entirety by the descriptions of the fundamental investment limitations of the Federated Fund and the Touchstone Fund as set forth in Annex B to this Prospectus/Proxy Statement.

The following chart compares the fundamental investment limitations of the Touchstone Fund and the Federated Fund. Where a Fund has a non-fundamental investment limitation, rather than a fundamental limitation, the non-fundamental investment limitations are also described. Reference should be made to the Prospectus and Statement of Additional Information for each Fund for more information regarding the Fund’s investment limitations.

INVESTMENT LIMITATIONS
Touchstone Ohio Tax-Free Money Market Fund	Federated Ohio Municipal Cash Trust

Selling Short and Buying on Margin (non-fundamental)

The Fund will not sell any securities short or sell put and call options, except to the extent that sales by a Fund of tax-exempt obligations with puts attached or sales by a Fund of other securities in which the Fund may otherwise invest would be considered to be sales of options.

Purchases on Margin (non-fundamental)

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.

Borrowing Money (fundamental)

The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Senior Securities (fundamental) The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Borrowing Money and Issuing Senior Securities (fundamental)

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”).

Pledging Securities or Assets (non-fundamental)

The Fund will not pledge, mortgage, or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund’s assets) permitted by the Fund’s fundamental limitation on borrowing.

Pledging Assets (non-fundamental)

The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Commodities (fundamental)

The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts. This limitation is not applicable to the extent that the tax-exempt obligations, U.S. government obligations and other securities in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

Investing in Commodities (fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Real Estate (fundamental)

The Fund may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

Investing in Real Estate (fundamental)

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Underwriting (fundamental)

The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Underwriting (fundamental)

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Loans (fundamental)

The Fund may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Lending (fundamental)

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Diversification None. (The Fund is non-diversified).	Diversification (fundamental) The Fund is a “diversified company” within the meaning of the 1940 Act, as amended, and any rules, regulations or interpretations thereunder.

Concentration (fundamental)

The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Concentration (fundamental)

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Restricted Securities (non-fundamental)

The Fund may not purchase securities for which there are legal or contractual restrictions on resale if, as a result thereof, more than 10% of the value of the Fund’s net assets would be invested in such securities.

Restricted Securities (non-fundamental) The Fund may invest in securities subject to restrictions on resale under the federal securities laws.

Dealing in Puts and Calls (non-fundamental)

The Fund will not sell any securities short or sell put and call options, except to the extent that sales by the Fund of tax-exempt obligations with puts attached or sales by a Fund of other securities in which the Fund may otherwise invest would be considered to be sales of options.

Dealing in Puts and Calls None

Investing in Illiquid Securities (non-fundamental)

The Fund will not invest more than 5% of the value of its net assets in illiquid securities, including, as applicable, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options, certain restricted securities determined in accordance with procedures adopted by the Trustees not to be liquid, and non-negotiable time deposits with maturities over seven days.

Investing in Illiquid Securities (non-fundamental)

The Fund will not acquire securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in such securities.

Additional Information

The Touchstone Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Touchstone Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions. Except for the limitations on illiquid securities and borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy

With respect to the Federated Fund, except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

For purposes of the Federated Fund’s concentration limitation: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities.

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, the Federated Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Federated Fund’s total assets in any one industry will constitute “concentration.”

STATEMENT OF ADDITIONAL INFORMATION

April 27, 2015

Acquisition of the assets of

touchstone Ohio Tax-free Money Market Fund

a series of TOUCHSTONE TAX-FREE TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

Telephone No: 1-800-543-0407

By and in exchange for shares of

FEDERATED OHIO MUNICIPAL CASH TRUST

a portfolio of MONEY MARKET OBLIGATIONS TRUST

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

Telephone No: 1-800-341-7400

This Statement of Additional Information dated April 27, 2015, is not a prospectus. A Prospectus/Proxy Statement dated April 27, 2015, related to the above-referenced matter may be obtained from Money Market Obligations Trust on behalf of Federated Ohio Municipal Cash Trust, by writing or calling Money Market Obligations Trust at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.	Statement of Additional Information of Federated Ohio Municipal Cash Trust - Institutional Shares and Service Shares, a portfolio of Money Market Obligations Trust, dated February 28, 2015, as amended.
2.	Statement of Additional Information of Touchstone Ohio Tax-Free Money Market Fund - Class A Shares and Institutional Class Shares, a series of Touchstone Tax-Free Trust, dated October 30, 2014, as amended.
3.	Audited Financial Statements of Federated Ohio Municipal Cash Trust - Institutional Shares and Service Shares, dated October 31, 2014.
4.	Audited Financial Statements of Touchstone Ohio Tax-Free Money Market Fund’s Class A Shares and Institutional Class Shares, dated June 30, 2014.
6.	Unaudited Financial Statements of Touchstone Ohio Tax-Free Money Market Fund’s Class A Shares and Institutional Class Shares, dated December 31, 2014.

INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of Touchstone Ohio Tax-Free Money Market Fund (the “Touchstone Fund”), a series of the Touchstone Tax-Free Trust (the “Touchstone Trust”), dated October 30, 2014, as amended, is incorporated by reference to the Touchstone Trust’s Post-Effective Amendment No. 76 to its Registration Statement on Form N-1A (File Nos. 811-03174 and 002-72101), which was filed with the Securities and Exchange Commission on or about October 23, 2014. A copy may be obtained from the Touchstone Trust at 303 Broadway, Suite 1100 Plaza, Cincinnati, Ohio 45202-4203 or by calling 1-800-543-0407.

The Statement of Additional Information of Federated Ohio Municipal Cash Trust (the “Federated Fund”), a portfolio of Money Market Obligations Trust (the “Federated Trust”), dated February 28, 2015, as amended, is incorporated by reference to the Federated Trust’s Post-Effective Amendment No. 159 to its Registration Statement on Form N-1A (File Nos. 811-5950 and 033-31602), which was filed with the Securities and Exchange Commission on or about February 25, 2015. A copy may be obtained from the Federated Trust at 4000 Ericsson Drive, Warrendale, Pittsburgh, Pennsylvania 15086-7561 or by calling 1-800-341-7400.

The audited financial statements of the Touchstone Fund, dated June 30, 2014, are incorporated by reference to the Annual Report to shareholders of the Touchstone Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, (“1940 Act”) on or about September 3, 2014.

The audited financial statements of the Federated Fund, dated October 31, 2014, are incorporated by reference to the Annual Report to shareholders of the Federated Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act, on or about December 29, 2014.

The unaudited financial statements of the Touchstone Fund, dated December 31, 2014, are incorporated by reference to the Semi-Annual Report to shareholders of the Touchstone Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act, on or about February 26, 2015.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED OCTOBER 31, 2014 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Touchstone Ohio Tax-Free Money Market Fund and Federated Ohio Municipal Cash Trust (individually referred to as the “Fund” or collectively as the “Funds”), for the year ended October 31, 2014. Touchstone Ohio Tax-Free Money Market Fund (the “Touchstone Fund”) will be reorganized into Federated Ohio Municipal Cash Trust (the “Federated Fund”) as of the close of business on or about June 19, 2015. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from November 1, 2013 to October 31, 2014. These statements have been derived from the books and records utilized in calculating daily net asset values at October 31, 2014.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Institutional Class Shares and Class A Shares of the Touchstone Fund for Institutional Shares and Service Shares, respectively, of the Federated Fund. Under generally accepted accounting principles, the Federated Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, if necessary. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

Touchstone Ohio Tax-Free Money Market Fund

Federated Ohio Municipal Cash Trust

Pro Forma Combining Portfolios of Investments

October 31, 2014 (unaudited)

Touchstone Ohio Tax-Free Money Market Fund	Federated Ohio Municipal Cash Trust	Federated Ohio Municipal Cash Trust Pro Forma Combined			Touchstone Ohio Tax-Free Money Market Fund	Federated Ohio Municipal Cash Trust	Federated Ohio Municipal Cash Trust Pro Forma Combined
Principal Amount					Value
				SHORT-TERM MUNICIPALS—99.6%[1,2]
				Ohio—99.6%
$0	$3,250,000	$3,250,000		Akron, OH, 1.15% BANs, 3/12/2015	$0	$3,259,880	$3,259,880
0	3,000,000	3,000,000		Allen County, OH, (Series 2008A) Daily VRDNs (Catholic Healthcare Partners)/(Bank of America N.A. LOC), 0.070%, 11/3/2014	$0	$3,000,000	$3,000,000
1,315,000	0	1,315,000		American Municipal Power Inc. (BANS Elec Sys Impt City of Bow), 1.125%, 11/19/2014	$1,315,114	$0	$1,315,114
0	8,329,000	8,329,000		Avon Lake, OH, 1.00% BANs, 7/14/2015	$0	$8,373,112	$8,373,112
0	3,000,000	3,000,000		Avon, OH, (Series 2014), 1.00% BANs, 2/5/2015	$0	$3,004,708	$3,004,708
0	2,000,000	2,000,000		Berea, OH, 0.75% BANs, 3/25/2015	$0	$2,003,929	$2,003,929
100,000	0	100,000		Centreville City School District CSD (Sch Impt) UTGO Pre-refunded @ $100, 4.000%, 6/1/2015	$102,124	$0	$102,124
100,000	0	100,000		Chillicothe City School District CSD (The) (Sch Impt) UTGO Pre-refunded @ $100, 5.000%, 12/1/2014	$100,387	$0	$100,387
0	1,900,000	1,900,000		Butler County, OH Hospital Facilities Authority, (Series O) Weekly VRDNs (Cincinnati Children's Hospital Medical Center)/(Fifth Third Bank, Cincinnati LOC), 0.150%, 11/7/2014	$0	$1,900,000	$1,900,000
100,000	0	100,000		City of Cincinnati OH Water System Revenue Ser A, 4.000%, 12/1/2014	$100,307	$0	$100,307
1,700,000	0	1,700,000	[2]	City of Alliance OH (Alliance Obligated Group) Ser 2008 (LOC: JP Morgan Chase Bank NA), 0.070%, 11/3/2014	$1,700,000	$0	$1,700,000
900,000	0	900,000	[2]	City of Blue Ash OH EDR (Ursuline Academy Proj) (LOC: PNC Bank NA), 0.060%, 11/7/2014	$900,000	$0	$900,000
1,620,000	0	1,620,000	[2]	City of Cambridge OH (Southeastern Ohio Regl Med) (LOC: PNC Bank NA), 0.070%, 11/7/2014	$1,620,000	$0	$1,620,000
800,000	0	800,000	[2]	City of Centreville OH (Bethany Lutheran Vlg Proj) Ser B (LOC: PNC Bank NA), 0.060%, 11/7/2014	$800,000	$0	$800,000
1,370,000	0	1,370,000		City of Cleveland OH Non Tax Rev (Ref Cleveland Stadium Proj) Ser 2004 Pre-refunded @ $100, 5.125%, 12/1/2014	$1,375,605	$0	$1,375,605
5,355,000	0	5,355,000	[2]	City of Columbus OH (San Swr) UTGO Ser 1, 0.030%, 11/7/2014	$5,355,000	$0	$5,355,000
2,100,000	0	2,100,000	[2]	City of Columbus OH Swr Rev Ser 2008 B, 0.030%, 11/7/2014	$2,100,000	$0	$2,100,000
125,000	0	125,000		City of Columbus OH LTGO Ser 2012 B, 5.000%, 2/15/2015	$126,725	$0	$126,725
125,000	0	125,000		City of Cuyahoga Falls OH LTGO, 2.250%, 12/1/2014	$125,204	$0	$125,204
1,455,000	0	1,455,000		City of Euclid OH (BANS Various Purpose) Special Tax, 1.125%, 6/11/2015	$1,459,345	$0	$1,459,345
1,781,000	0	1,781,000	[2]	City of Hamilton OH MFH Rev (Affordable Housing) Ser B (LOC: FHLB), 0.160%, 11/7/2014	$1,781,000	$0	$1,781,000
1,415,000	0	1,415,000		City of Kirtland OH (BANS Various Purpose) LTGO, 1.000%, 6/30/2015	$1,420,574	$0	$1,420,574
1,665,000	0	1,665,000		City of Mason OH (BANS Bldg Acq & Impt) LTGO, 1.250%, 12/16/2014	$1,667,025	$0	$1,667,025
2,500,000	0	2,500,000		City of North Royalton OH (BANS Muni Bldg Construction & Impt) LTGO, 1.000%, 4/8/2015	$2,506,999	$0	$2,506,999
1,610,000	0	1,610,000	[2]	Cleveland-Cuyahoga County Port Authority (Carnegie/96Th Resh Bldg Proj) Ser 2003 (LOC: PNC Bank NA), 0.050%, 11/7/2014	$1,610,000	$0	$1,610,000
500,000	0	500,000	[2]	Cleveland-Cuyahoga County Port Authority (Carnegie/89Th Garage Proj) Ser 2007 (LOC: JP Morgan Chase Bank), 0.050%, 11/7/2014	$500,000	$0	$500,000
700,000	0	700,000	[2]	Cleveland Ohio Arpt Sys Rev Ser D (LOC: Bank of America NA), 0.060%, 11/7/2014	$700,000	$0	$700,000
1,000,000	0	1,000,000	[2]	Cleveland Department of Public Utilities Division of Water Ser P, 5.000%, 1/1/2015	$1,007,976	$0	$1,007,976
5,500,000	0	5,500,000	[2]	Cleveland Department of Public Utilities Division of Water Rev Ser Q (LOC: Bank of NY Mellon), 0.040%, 11/7/2014	$5,500,000	$0	$5,500,000
0	2,151,000	2,151,000		Cleveland Heights, OH, 1.00% BANs, 7/30/2015	$0	$2,162,131	$2,162,131
1,500,000	0	1,500,000		Columbus City School District (School Bus Acquisition) LTGO, 1.000%, 12/1/2014	$1,501,037	$0	$1,501,037
700,000	0	700,000	[2]	Columbus Regional Airport Authority Cap (OASBO Expaned Asset Sr Ser) (LOC: U.S. Bank NA), 0.050%, 11/7/2014	$700,000	$0	$700,000
1,730,000	0	1,730,000	[2]	Columbus Regional Airport Authority Rev (Cap Fdg OASBO Pg) Ser A (LOC: U.S. Bank NA), 0.050%, 11/7/2014	$1,730,000	$0	$1,730,000
0	100,000	100,000		Columbiana County, OH, (Series 1999) Weekly VRDNs (Butech, Inc.)/(Key Bank, N.A. LOC), 0.190%, 11/6/2014	$0	$100,000	$100,000
0	13,490,000	13,490,000	[3,4]	Columbus, OH City School District, SPEARs (Series DBE-289) Weekly VRDNs (GTD by Deutsche Bank AG)/(Deutsche Bank AG LIQ), 0.120%, 11/6/2014	$0	$13,490,000	$13,490,000
0	3,040,000	3,040,000		Columbus, OH Regional Airport Authority Capital Funding Revenue, (Senior Series 2006) Weekly VRDNs (OASBO Expanded Asset Pooled Financing Program)/(U.S. Bank, N.A. LOC), 0.050%, 11/6/2014	$0	$3,040,000	$3,040,000
6,610,000	0	6,610,000	[2]	County of Allen OH Hosp Facs Rev (Catholic Healthcare) Ser C (LOC: Union Bank NA), 0.070%, 11/3/2014	$6,610,000	$0	$6,610,000
2,455,000	0	2,455,000	[2]	County of Butler OH Capital Funding (CCAO Low Cost Cap) Ser A (LOC: U.S. Bank NA), 0.050%, 11/7/2014	$2,455,000	$0	$2,455,000
1,900,000	0	1,900,000	[2]	County of Butler OH Hlthcare Facs Rev (Colonial Sr Svcs Inc Proj) (LOC: U.S. Bank NA), 0.050%, 11/7/2014	$1,900,000	$0	$1,900,000
100,000	0	100,000		County of Butler OH (Ltd Tax Purp) LTGO, 4.000%, 12/1/2014	$100,302	$0	$100,302
2,210,000	0	2,210,000	[2]	County of Columbiana OH Rev (East Liverpool Area) Ser Y (LOC: PNC Bank NA), 0.070%, 11/7/2014	$2,210,000	$0	$2,210,000
1,005,000	0	1,005,000	[2]	County of Coshocton OH Hosp Facs Rev (Adj Mem Hosp Proj) Ser 1999 (LOC: JP Morgan Chase Bank NA), 0.050%, 11/7/2014	$1,005,000	$0	$1,005,000
150,000	0	150,000		County of Cuyahoga OH (Cap Impt) LTGO Ser 2004 Pre-refunded @ $100, 5.000%,12/1/2014	$150,589	$0	$150,589
150,000	0	150,000		County of Cuyahoga OH (Cap Impt) LTGO Pre-refunded @ $100, 5.000%,12/1/2014	$150,584	$0	$150,584
1,500,000	0	1,500,000	[2]	County of Franklin OH Hosp Rev (Impt Nationwide Hosp Proj) Ser B, 0.030, 11/7/2014	$1,500,000	$0	$1,500,000
4,500,000	0	4,500,000	[2]	County of Franklin OH Hosp Rev (Nationwide Hosp) Ser D (SPA: Bank of NY Mellon), 0.050%, 11/7/2014	$4,500,000	$0	$4,500,000
1,000,000	0	1,000,000		County of Franklin OH (Nationwide Children Hospital Project), 3.000%, 11/1/2014	$1,000,051	$0	$1,000,051
1,635,000	0	1,635,000	[2]	County of Hamilton OH Econ Dev Rev (Samuel W Bell Home Proj) (LOC: U.S. Bank NA), 0.050%, 11/7/2014	$1,635,000	$0	$1,635,000
300,000	0	300,000	[2]	County of Hamilton OH Hosp Facs Rev (Childrens Hosp Med Ctr M) Ser 2007 (LOC: JP Morgan Chase Bank NA), 0.050%, 11/7/2014	$300,000	$0	$300,000
3,030,000	0	3,030,000	[2]	County of Hamilton OH Hlthcare Fac (Children's Home Cincinnati) (LOC: U.S. Bank NA), 0.050%, 11/7/2014	$3,030,000	$0	$3,030,000
280,000	0	280,000	[2]	County of Hamilton OH Econ Dev Rev (The General Protestant) (LOC: PNC Bank NA), 0.150%, 11/7/2014	$280,000	$0	$280,000
6,500,000	0	6,500,000	[2]	County of Montgomery OH Rev (Miami VY Hosp) Ser B (SPA: Barclays Bank PLC), 0.060%, 11/3/2014	$6,500,000	$0	$6,500,000
100,000	0	100,000		County of Montgomery OH Rev (Miami Valley Hosp) Ser A Pre-refunded @ $100, 6.000%, 11/15/2014	$100,218	$0	$100,218
100,000	0	100,000		County of Montgomery OH (Miami Valley Hospital) Ser A Pre-refunded @100, 6.250%, 11/15/2014	$100,227	$0	$100,227
1,200,000	0	1,200,000		County of Williams OH (BANS Bldg Impt) LTGO Ser 2014, 1.250%, 7/29/2015	$1,207,513	$0	$1,207,513
0	5,355,000	5,355,000		Cuyahoga County, OH, (Series 2002) Weekly VRDNs (The Health Museum of Cleveland)/(PNC Bank, N.A. LOC), 0.060%, 11/6/2014	$0	$5,355,000	$5,355,000
1,870,000	2,735,000	4,605,000		Cuyahoga Falls, OH BANs, 1.00%, 12/4/2014	$1,871,265	$2,736,845	$4,608,110
675,000	0	675,000		Dayton City School District Fac Construction & Improvement, UTGO, 0.251%, 11/1/2014	$675,000	$0	$675,000
4,500,000	0	4,500,000	[2]	Delaware County Port Authority Eco (Columbus Zoological Pk) Ser 2006 (LOC: JP Morgan Chase Bank NA), 0.060%, 11/7/2014	$4,500,000	$0	$4,500,000
0	1,300,000	1,300,000		Elyria, OH, 0.65% BANs, 6/2/2015	$0	$1,301,506	$1,301,506
0	2,200,000	2,200,000		Evendale, OH, (Series 1985) Weekly VRDNs (SHV Real Estate, Inc.)/(GTD by Nucor Corp.), 0.220%, 11/5/2014	$0	$2,200,000	$2,200,000
0	1,850,000	1,850,000		Fairfield Township, OH, 1.00% BANs, 6/4/2015	$0	$1,858,151	$1,858,151
0	2,000,000	2,000,000		Franklin County, OH Hospital Facility Authority, (Series 2008F) Weekly VRDNs (Nationwide Children's Hospital)/(PNC Bank, N.A. LIQ), 0.050%, 11/6/2014	$0	$2,000,000	$2,000,000
0	1,165,000	1,165,000	[3,4]	Franklin County, OH Hospital Facility Authority, Barclays Floater Certificates (Series 2011-21B) Weekly VRDNs (Ohiohealth Corp,)/(Barclays Bank PLC LIQ), 0.070%, 11/6/2014	$0	$1,165,000	$1,165,000
0	5,000,000	5,000,000		Franklin County, OH Mortgage Revenue, (CHE Trinity Healthcare Credit Group) MVRENs, (Series 2013OH), 0.120%, 11/6/2014	$0	$5,000,000	$5,000,000
0	9,920,000	9,920,000		Greene County, OH Hospital Facilities Revenue Authority, (Series 1999A) Weekly VRDNs (Med Health System)/(JPMorgan Chase Bank, N.A. LOC), 0.090%, 11/6/2014	$0	$9,920,000	$9,920,000
0	1,148,000	1,148,000		Greene County, OH, 1.25% BANs, 6/11/2015	$0	$1,153,559	$1,153,559
0	16,300,000	16,300,000		Hamilton County, OH Hospital Facilities Authority, (Series 2002A) Weekly VRDNs (The Elizabeth Gamble Deaconess Home Association)/(Northern Trust Co., Chicago, IL LOC), 0.060%, 11/5/2014	$0	$16,300,000	$16,300,000
6,345,000	2,480,000	8,825,000	[2]	Hamilton County, OH, (Series 2003) Weekly VRDNs (St. Xavier High School, Inc.)/(PNC Bank, N.A. LOC), 0.060%, 11/7/2014	$6,345,000	$2,480,000	$8,825,000
0	365,000	365,000		Hamilton, OH MFH, (Series 2003B: Knollwood Crossing II Apartments) Weekly VRDNs (Pedcor Investments-2003-LIX LP)/(FHLB of Indianapolis LOC), 0.180%, 11/6/2014	$0	$365,000	$365,000
0	5,420,000	5,420,000		Highland County, OH Joint Hospital District, (Series 2007) Weekly VRDNs (Fifth Third Bank, Cincinnati LOC), 0.150%, 11/6/2014	$0	$5,420,000	$5,420,000
0	1,750,000	1,750,000		Huber Heights, OH, 1.125% BANs, 6/3/2015	$0	$1,758,442	$1,758,442
0	1,200,000	1,200,000		Huber Heights, OH, 1.50% BANs, 11/7/2014	$0	$1,200,245	$1,200,245
2,600,000	0	2,600,000		Lake County Community College District, LTGO, 1.000%, 6/4/2015	$2,601,681	$0	$2,601,681
0	1,300,000	1,300,000		Lake County, OH, (Series 1996) Weekly VRDNs (Apsco Properties Ltd.)/(FirstMerit Bank, N.A. LOC), 0.130%, 11/6/2014	$0	$1,300,000	$1,300,000
500,000	0	500,000		Lakewood City School District School Improvement Ser A, UTGO, 2.000%, 11/1/2014	$500,016	$0	$500,016
200,000	0	200,000		Lakewood City School District School Improvement Ser B, UTGO, 2.000%, 11/1/2014	$200,006	$0	$200,006
100,000	0	100,000		Lakewood City School District School Improvement, UTGO, 4.500%, 12/1/2014	$100,344	$0	$100,344
500,000	0	500,000		Lakewood City School District School Improvement, UTGO, Pre-refunded @ $100, 5.250%, 12/1/2014	$502,060	$0	$502,060
0	900,000	900,000		Licking County, OH, 1.25% BANs, 6/2/2015	$0	$904,972	$904,972
0	2,000,000	2,000,000		Lima, OH, 1.25% BANs, 3/17/2015	$0	$2,007,278	$2,007,278
0	1,270,000	1,270,000		Lorain County, OH Port Authority, (Series 2008) Weekly VRDNs ([ctag:bx]St. Ignatius[ctag:ba] High School)/(U.S. Bank, N.A. LOC), 0.070%, 11/6/2014	$0	$1,270,000	$1,270,000
0	8,305,000	8,305,000		Lorain County, OH Port Authority, IDRB (Series 1996) Weekly VRDNs (Brush Wellman, Inc.)/(JPMorgan Chase Bank, N.A. LOC), 0.210%, 11/6/2014	$0	$8,305,000	$8,305,000
0	465,000	465,000		Lorain County, OH Weekly VRDNs (Ohio Metallurgical Service, Inc.)/(FirstMerit Bank, N.A. LOC), 0.170%, 11/6/2014	$0	$465,000	$465,000
0	3,120,000	3,120,000		Lorain, OH Port Authority, (Series 2008) Weekly VRDNs (Horizon Activities Center)/(Fifth Third Bank, Cincinnati LOC), 0.150%, 11/7/2014	$0	$3,120,000	$3,120,000
0	3,800,000	3,800,000		Lyndhurst, OH, (Series 2002) Weekly VRDNs (Hawken School)/(PNC Bank, N.A. LOC), 0.070%, 11/6/2014	$0	$3,800,000	$3,800,000
0	2,500,000	2,500,000		Mahoning County, OH IDA, (Series 1999) Weekly VRDNs (Modern Builders Supply, Inc.)/(PNC Bank, N.A. LOC), 0.130%, 11/6/2014	$0	$2,500,000	$2,500,000
811,000	0	0		Maple Heights City School District (BANS) LTGO, 1.250%, 4/9/2015	$813,636	$0	$813,636
0	1,250,000	1,250,000		Marietta, OH, 1.25% BANs, 5/15/2015	$0	$1,253,978	$1,253,978
0	2,950,000	2,950,000		Marion County, OH MFH, (Series 2006) Weekly VRDNs (Avalon Lakes)/(FHLB of Cincinnati LOC), 0.070%, 11/6/2014	$0	$2,950,000	$2,950,000
0	2,650,000	2,650,000		Marysville, OH, 1.00% BANs, 8/26/2015	$0	$2,661,846	$2,661,846
0	1,850,000	1,850,000		Marysville, OH, 1.25% BANs, 5/28/2015	$0	$1,859,451	$1,859,451
0	2,200,000	2,200,000		Medina County, OH, (Series 1998) Weekly VRDNs (Mack Industries, Inc.)/(JPMorgan Chase Bank, N.A. LOC), 0.200%, 11/6/2014	$0	$2,200,000	$2,200,000
1,065,000	1,070,000	2,135,000		Miami County, OH, BANs LTGO Ser 2013,1.00%, 11/25/2014	$1,065,525	$1,070,490	$2,136,015
0	2,000,000	2,000,000		Miami Township, OH, 1.00% BANs, 2/11/2015	$0	$2,003,615	$2,003,615
0	2,925,000	2,925,000		Montgomery County, OH, (Series 2005) Weekly VRDNs (Kroger Co.)/(Bank of Nova Scotia, Toronto LOC), 0.100%, 11/6/2014	$0	$2,925,000	$2,925,000
0	4,040,000	4,040,000		Montgomery County, OH, (Series 2006A) Weekly VRDNs (Cambridge Commons Apartments)/(FHLB of Indianapolis LOC), 0.080%, 11/6/2014	$0	$4,040,000	$4,040,000
225,000	0	225,000		New Albany Plain Local School District Local School Ref, UTGO, 2.000%, 12/1/2014	$225,322	$0	$225,322
0	1,280,000	1,280,000		Newark, OH, 1.00% BANs, 7/23/2015	$0	$1,286,176	$1,286,176
0	12,800,000	12,800,000	[3,4]	Nuveen Ohio Quality Income Municipal Fund, Weekly VRDPs (1,480M Series 1)/(Royal Bank of Canada LIQ), 0.140%, 11/6/2014	$0	$12,800,000	$12,800,000
0	15,280,000	15,280,000		Ohio HFA, (Series J) Weekly VRDNs (GNMA COL)/(State Street Bank and Trust Co. LIQ), 0.070%, 11/5/2014	$0	$15,280,000	$15,280,000
500,000	0	500,000		Ohio Higher Educational Facility Commission (Denison University Project), 2.000%, 11/1/2014	$500,015	$0	$500,015
145,000	0	145,000		Ohio Higher Educational Facility Commission (Denison University Project) Pre-refunded @ $100, 4.500%, 11/1/2014	$145,011	$0	$145,011
175,000	0	175,000		Ohio Higher Educational Facility Commission (Denison University Project) Ser 2007, 4.500%, 11/1/2014	$175,013	$0	$175,013
100,000	0	100,000		Ohio Higher Educational Facility Commission (Denison University Project) Pre-refunded @ $100, 5.000%, 11/1/2014	$100,008	$0	$100,008
2,500,000	0	2,500,000		Ohio Higher Educational Facility Commission (Dayton University Project) Pre-refunded @ $100, 5.000%, 12/1/2014	$2,509,773	$0	$2,509,773
2,200,000	0	2,200,000		Ohio Higher Educational Facility Commission (Univ Hosp Hlth Sys) Ser 2009 A Pre-refunded @ $100, 6.750%, 1/15/2015	$2,229,491	$0	$2,229,491
100,000	0	100,000		Ohio Higher Educational Facility Commission (Univ Hosp Hlth Sys) Ser 2009 A Pre-refunded @ $100, 7.000%, 1/15/2015	$101,368	$0	$101,368
0	3,000,000	3,000,000		Ohio State Air Quality Development Authority, (Series 2001) Weekly VRDNs (Timken Co.)/(PNC Bank, N.A. LOC), 0.040%, 11/5/2014	$0	$3,000,000	$3,000,000
0	10,240,000	10,240,000		Ohio State Higher Educational Facility Commission, (Series 2006A) Weekly VRDNs (Fifth Third Bank, Cincinnati LOC), 0.140%, 11/6/2014	$0	$10,240,000	$10,240,000
3,000,000	0	3,000,000	[2]	Ohio Air Quality Development Authority Rev (OH Valley Elec Corp) Ser A (LOC: Bank of Nova Scotia), 0.040%, 11/7/2014	$3,000,000	$0	$3,000,000
4,600,000	0	4,600,000	[2]	Ohio Air Quality Development Authority Rev (OH Valley Elec Corp) Ser C (LOC: Bank of Tokyo-Mitsubishi UFJ), 0.040%, 11/7/2014	$4,600,000	$0	$4,600,000
3,800,000	0	3,800,000	[2]	Ohio Higher Educational Facility Commission (Hosp Cleveland Clinic Hlth Sys) (LIQ: Bank of NY Mellon Trust) (LIQ: Wells Fargo NA), 0.060%, 11/3/2014	$3,800,000	$0	$3,800,000
5,500,000	0	5,500,000	[2]	Ohio Higher Educational Facility Commission (Higher Edl John Carroll A) Ser 2002 (LOC: JP Morgan Chase Bank NA), 0.060%, 11/7/2014	$5,500,000	$0	$5,500,000
355,000	0	355,000	[2]	Ohio Higher Educational Facility Commission (Marietta College Project) (LOC: JPMorgan Chase N.A.), 0.060%, 11/7/2014	$355,000	$0	$355,000
2,200,000	0	2,200,000	[2]	Ohio Higher Educational Facility Commission Hosp (Cleveland Clinic Hlth Sys) (LIQ: Bank of NY Mellon Trust), 0.070%, 11/3/2014	$2,200,000	$0	$2,200,000
1,900,000	0	1,900,000	[2]	Ohio Housing Finance Agency Mtge Reven (Amt Residential Mtg Ser C) Ser 2003 (SPA: FHLB), 0.050%, 11/7/2014	$1,900,000	$0	$1,900,000
4,600,000	0	4,600,000	[2]	Ohio Housing Finance Agency Rsdl Mtge (Amt Mtg Bkd Secs Pg) Ser 2006 N (SPA: State Street B&T Co), 0.070%, 11/7/2014	$4,600,000	$0	$4,600,000
4,800,000	0	4,800,000	[2]	Ohio State Higher Educational Facility Commission Rev (Case Western Reserve University Proj) Ser A (SPA: Wells Fargo Bank NA), 0.080%, 11/3/2014	$4,800,000	$0	$4,800,000
1,555,000	0	1,555,000	[2]	Ohio State University/The, 0.030%, 11/7/2014	$1,555,000	$0	$1,555,000
1,700,000	0	1,700,000	[2]	Ohio State University/The Ser B (LIQ: Wells Fargo Bank N.A), 0.030%, 11/7/2014	$1,700,000	$0	$1,700,000
1,000,000	0	1,000,000	[2]	Ohio State University/The Ser 2009 B, 0.030%, 11/7/2014	$1,000,000	$0	$1,000,000
1,800,000	0	1,800,000	[2]	Ohio State University/The, 0.040%, 11/7/2014	$1,800,000	$0	$1,800,000
1,000,000	0	1,000,000	[2]	Ohio State Water Development Authority Poll Cont (Ref Firstenergy Gen) (LOC: Bank of Nova Scotia Trust), 0.080%, 11/3/2014	$1,000,000	$0	$1,000,000
200,000	0	200,000		Ohio State Turnpike Commission Ser 1998 A, 5.500%, 2/15/2015	$203,028	$0	$203,028
460,000	0	460,000		Ohio State University/The Ser A, 5.000%, 12/1/2014	$461,780	$0	$461,780
270,000	0	270,000		Ohio State University/The Ser A Pre-refunded @ $100, 5.000%, 6/1/2015	$277,340	$0	$277,340
0	6,700,000	6,700,000		Ohio State Higher Educational Facility Commission, (Series 2008B) Weekly VRDNs (Otterbein College)/(JPMorgan Chase Bank, [ctag:bx]N.A. LOC[ctag:ba]), 0.070%, 11/6/2014	$0	$6,700,000	$6,700,000
0	11,470,000	11,470,000		Ohio State Higher Educational Facility Commission, (Series B) Weekly VRDNs (FirstMerit Bank, N.A. LOC), 0.120%, 11/6/2014	$0	$11,470,000	$11,470,000
0	18,000,000	18,000,000	[3,4]	Ohio State Higher Educational Facility Commission, Clipper Tax-Exempt Certificates Trust (Series 2009-50) Weekly VRDNs (State Street Bank and Trust Co. LIQ)/(State Street Bank and Trust Co. LOC), 0.050%, 11/6/2014	$0	$18,000,000	$18,000,000
600,000	10,000,000	10,600,000	[2]	Ohio State University, (Series 2010E) Weekly VRDNs, 0.030%, 11/5/2014	$600,000	$10,000,000	$10,600,000
0	3,000,000	3,000,000		Ohio Water Development Authority, (Series 2001) Weekly VRDNs (Timken Co.)/(Northern Trust Co., Chicago, IL LOC), 0.040%, 11/5/2014	$0	$3,000,000	$3,000,000
3,000,000	0	3,000,000	[2]	Ohio State Water Dev Auth Rev (Multi Modal Wtr Dev Timken) Series 2014 (LOC: Northern Trust Company), 0.040%, 11/7/2014	$3,000,000	$0	3,000,000
0	2,620,000	2,620,000		Parma Heights, OH, (Series 2014-2), 1.00% BANs, 7/22/2015	$0	$2,631,263	$2,631,263
0	1,755,000	1,755,000		Parma, OH, (Series 2008) Weekly VRDNs (Catholic Charites)/(Citizens Bank, N.A., Providence LOC), 0.190%, 11/7/2014	$0	$1,755,000	$1,755,000
100,000	0	100,000		Painesville City Local School District (School Improvement) Pre-refunded @ $100, UTGO, 4.750%, 12/1/2014	$100,373	$0	$100,373
	1,540,000	1,540,000		Parma, OH, 1.00% BANs, 7/30/2015	$0	$1,546,845	$1,546,845
1,145,000	1,150,000	2,295,000		Pataskala, OH, (Series B), 1.50% BANs, 11/19/2014	$1,145,635	$1,150,638	$2,296,273
1,000,000	1,295,000	2,295,000		Pataskala, OH, LTGO (Series A), 1.65% BANs, 11/19/2014	$1,000,669	$1,295,866	$2,296,535
	1,830,000	1,830,000		Perrysburg, OH, 1.00% BANs, 10/29/2015	$0	$1,841,739	$1,841,739
0	970,000	970,000		Pike County, OH Health Care Facilities, (Series A) Weekly VRDNs (National Church Residences)/(Bank of America N.A. LOC), 0.090%, 11/6/2014	$0	$970,000	$970,000
2,290,000	0	2,290,000	[2]	Port of Greater Cincinnati Development Authority Rev (Cincinnati Zoo) (LOC: U.S. Bank NA), 0.220%, 11/7/2014	$2,290,000	$0	$2,290,000
430,000	0	430,000	[2]	Port of Greater Cincinnati Development Authority Rev (Cincinnati Zoo Proj) (LOC: U.S. Bank NA), 0.220%, 11/7/2014	$430,000	$0	$430,000
0	1,750,000	1,750,000		Sharonville, OH, 1.00% BANs, 7/9/2015	$0	$1,757,752	$1,757,752
785,000	0	785,000	[2]	Stark County Port Authority Hlthcare Facs Rev (Canton Sch) (LOC: PNC Bank NA), 0.130%, 11/7/2014	$785,000	$0	$785,000
1,800,000	0	1,800,000	[2]	State of Ohio (Infra Impt) UTGO Ser B, 0.030%, 11/7/2014	$1,800,000	$0	$1,800,000
1,300,000	0	1,300,000	[2]	State of Ohio Ser A, UTGO, 0.030%, 11/7/2014	$1,300,000	$0	$1,300,000
3,875,000	0	3,875,000	[2]	State of Ohio (Infra Impt) UTGO Ser B, 0.040%, 11/7/2014	$3,875,000	$0	$3,875,000
250,000	0	250,000		State of Ohio Hosp Fac Rev (Cleveland Clinic Hlth) Ser 2009 B, 3.250%, 1/1/2015	$251,239	$0	$251,239
525,000	0	525,000		State of Ohio Hosp Fac Rev (Cleveland Clinic Hlth) Ser B, 5.000%, 1/1/2015	$529,121	$0	$529,121
150,000	0	150,000		State of Ohio Ser 2005-1, 5.000%, 12/15/2014	$150,846	$0	$150,846
0	280,000	280,000		Strongsville, OH Weekly VRDNs (Monarch Engraving, Inc.)/(FirstMerit Bank, N.A. LOC), 0.440%, 11/5/2014	$0	$280,000	$280,000
0	1,070,000	1,070,000		Summit County, OH IDA, (Series 1998) Weekly VRDNs (Waldonia Investment)/(Key Bank, N.A. LOC), 0.190%, 11/5/2014	$0	$1,070,000	$1,070,000
0	1,680,000	1,680,000		Summit County, OH IDA, (Series 2001) Weekly VRDNs (AESCO, Inc.)/(FirstMerit Bank, N.A. LOC), 0.130%, 11/6/2014	$0	$1,680,000	$1,680,000
0	100,000	100,000		Summit County, OH IDA, Adjustable Rate IDRB's (Series 1996) Weekly VRDNs (Fomo Products, Inc.)/(FirstMerit Bank, N.A. LOC), 0.170%, 11/6/2014	$0	$100,000	$100,000
0	720,000	720,000		Summit County, OH IDA, Variable Rate IDRB's (Series 1998A) Weekly VRDNs (Wintek Ltd.)/(FirstMerit Bank, N.A. LOC), 0.170%, 11/6/2014	$0	$720,000	$720,000
0	3,350,000	3,350,000		Tipp City, OH, (Series A), 1.00% BANs, 2/17/2015	$0	$3,356,908	$3,356,908
0	1,375,000	1,375,000		Tipp City, OH, 1.00% BANs, 11/26/2014	$0	$1,375,561	$1,375,561
1,485,000	0	1,485,000		Toledo City School District (School Facility Improvement) UTGO, 2.000%, 12/1/2014	$1,487,130	$0	$1,487,130
0	5,000,000	5,000,000		Toledo-Lucas County, OH Port Authority Weekly VRDNs (Roman Catholic Diocese of Toledo)/(Fifth Third Bank, Cincinnati LOC), 0.150%, 11/7/2014	$0	$5,000,000	$5,000,000
0	7,000,000	7,000,000		Toledo-Lucas County, OH Port Authority, (Series 2006) Weekly VRDNs (Van Deurzen Dairy LLC)/(Bank of America N.A. LOC), 0.180%, 11/6/2014	$0	$7,000,000	$7,000,000
0	23,380,000	23,380,000		Williams County, OH, (Series 2008) Weekly VRDNs (Community Hospital and Wellness Centers)/(Fifth Third Bank, Cincinnati LOC), 0.150%, 11/7/2014	$0	$23,380,000	$23,380,000
				TOTAL INVESTMENTS—99.6% (AT AMORTIZED COST)5	155,196,604	293,871,886	449,068,490
				OTHER ASSETS AND LIABILITIES - NET—0.4%6	1,526,056	283,424	1,809,480
				TOTAL NET ASSETS—100%	$156,722,660	$294,155,310	$450,877,970
Securities that are subject to the federal alternative minimum tax (AMT) represent 20.8% of the portfolio of Federated Ohio Municipal Cash Trust as calculated based upon total market value.
1	Federated Ohio Municipal Cash Trust may only invest in securities rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations (NRSROs) or unrated securities of comparable quality. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's, MIG-1 or MIG-2 by Moody's Investors Service, or F-1+, F-1 or F-2 by Fitch Ratings, are all considered rated in one of the two highest short-term rating categories.
Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.
At October 31, 2014, the portfolio securities were rated as follows:
Tier Rating Percentages Based on Total Market Value (unaudited)

First Tier	Second Tier
98.7%	1.3%
2	Current rate and next reset date or effective maturity date shown for Variable Rate Demand Notes.
3	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2014, these restricted securities amounted to $45,455,000, which represented 15.5% of total net assets of Federated Ohio Municipal Cash Trust and 10.1% of Federated Ohio Municipal Cash Trust Pro Forma Combined.
4	Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees.). At October 31, 2014, these restricted securities amounted to $45,455,000, which represented 15.5% of total net assets of Federated Ohio Municipal Cash Trust and 10.1% of Federated Ohio Municipal Cash Trust Pro Forma Combined.
5	Also represents cost for federal tax purposes.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2014.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of October 31, 2014, all investments of the Funds are valued at amortized cost, which is considered a Level 2 input, in valuing the Federated Ohio Municipal Cash Trust Pro Forma Combined Fund’s assets.

Floating and variable rate demand notes (“put bonds”) earn interest at a coupon rate which fluctuates at specified intervals, usually daily, monthly or semi-annually. The maturity dates shown in the Portfolio of Investments are the final maturity dates. The interest rates shown in the Portfolio of Investments are the coupon rates in effect at October 31, 2014.Bonds denoted as pre-refunded are anticipated to be redeemed prior to their scheduled maturity. The dates indicated in the Portfolio of Investments are the stipulated pre-refunded dates.

The following acronyms are used throughout this portfolio:

BANs	--Bond Anticipation Notes
CCAO	--County Commissioner’s Association of Ohio
COL	--Collateralized
CSD	--City School District
EDR	--Economic Development Revenue
FHLB	--Federal Home Loan Bank
GNMA	--Government National Mortgage Association
GTD	--Guaranteed
HFA	--Housing Finance Authority
IDA	--Industrial Development Authority
IDRB	--Industrial Development Revenue Bond
LIQ	--Liquidity Agreement
LLC	--Limited Liability Company
LOC	--Letter of Credit
LTGO	--Limited Tax General Obligation
MFH	--Multi-Family Housing
MVRENs	--Municipal Variable Rate Exchangeable Notes
OASBO	--Ohio Association of School Business Officials
PLC	--Public Limited Company
SPEARs	--Short Puttable Exempt Adjustable Receipts
SPA	--Stand-by Purchase Agreement
UTGO	--Unlimited Tax General Obligation
VRDNs	--Variable Rate Demand Notes
VRDPs	--Variable Rate Demand Preferreds

See Notes which are an integral part of the Financial Statements

Touchstone Ohio Tax-Free Money Market Fund

Federated Ohio Municipal Cash Trust

Pro Forma Combining Statements of Assets & Liabilities

October 31, 2014 (unaudited)

	Touchstone Ohio Tax-Free Money Market Fund	Federated Ohio Municipal Cash Trust	Pro Forma Adjustment	Federated Ohio Municipal Cash Trust Pro Forma Combined
Assets:
Total investments in securities, at amortized cost and fair value	$155,196,604	$293,871,886	0	$449,068,490
Cash	48,898	15,483	0	64,381
Income receivable	406,997	317,703	0	724,700
Receivable for investments sold	1,100,003	0	0	1,100,003
Receivable for shares sold	0	1,968	0	1,968
Total assets	156,752,502	294,207,040	0	450,959,542
Liabilities:
Payable for shares redeemed	0	1,878	0	1,878
Income distribution payable	1,353	1,814	0	3,167
Payable to Trustees	4,133	293	0	4,426
Payable for transfer agent fee	9,451	8,917	0	18,368
Payable for legal fees	6,075	2,114	0	8,189
Payable for portfolio accounting fee	1,186	14,591	0	15,777
Payable to adviser	2,744	3,291	0	6,035
Payable for share registration costs	0	16,588	0	16,588
Accrued expenses	4,900	2,244	0	7,144
Total liabilities	29,842	51,730	0	81,572
Net Assets	$156,722,660	$294,155,310	$0	$450,877,970
Net Assets Consists of:
Paid-in capital	$156,726,124	$294,151,121	$0	$450,877,245
Accumulated net realized gain (loss) on investments	(3,112)	5,268	0	2,156
Distributions in excess of net investment income	(352)	(1,079)	0	(1,431)
Total Net Assets	$156,722,660	$294,155,310	$0	$450,877,970
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Net Assets
Institutional Shares	$98,246,207	$229,752,852	—	$327,999,059
Class A Shares	$58,476,453	$0	($58,476,453)	$0
Service Shares	$0	$24,096,440	$58,476,453	$82,572,893
Cash II Shares	$0	$40,306,018	—	$40,306,018
Shares Outstanding
Institutional Shares	98,240,955	229,750,631	—	327,991,586
Class A Shares	58,472,185	0	(58,472,185)	0
Service Shares	0	24,096,751	58,472,185	82,568,936
Cash II Shares	0	40,306,527	—	40,306,527
Net Asset Value Per Share
Institutional Shares	$1.00	$1.00	—	$1.00
Class A Shares	$1.00	—	—	—
Service Shares	—	$1.00	—	$1.00
Cash II Shares	—	$1.00	—	$1.00

Investments, at identified cost	$155,196,604	$293,871,886	—	$449,068,490

(See Notes to Pro Forma Financial Statements)
Touchstone Ohio Tax-Free Money Market Fund

Federated Ohio Municipal Cash Trust

Pro Forma Combining Statements of Operations

Year Ended October 31, 2014 (unaudited)

	Touchstone Ohio Tax-Free Money Market Fund	Federated Ohio Municipal Cash Trust	Pro Forma Adjustment		Federated Ohio Municipal Cash Trust Pro Forma Combined
Investment Income:
Interest	$232,268	$639,655	$0		$871,923
Expenses:
Investment adviser fee	806,721	1,363,571	(133,860)	(a)	2,036,432
Administrative fee	270,232	266,449	(138,559)	(b)	398,122
Custodian fees	8,689	12,442	(2,474)	(c)	18,657
Transfer agent fee	28,883	50,894	(804)	(d)	78,973
Trustees' fees	13,094	2,558	(11,794)	(e)	3,858
Auditing fees	19,460	19,600	(19,460)	(f)	19,600
Legal fees	11,186	21,461	(11,186)	(g)	21,461
Portfolio accounting fees	3,977	102,477	13,957	(h)	120,411
Distribution services fee – Class A Shares	166,220	0	(166,220)	(i)	0
Distribution services fee – Cash II Shares	0	103,214	0		103,214
Other service fees – Service Shares	0	108,393	166,377	(j)	274,770
Other service fees – Cash II Shares	0	86,012	0		86,012
Share registration costs	18,260	68,910	(18,260)	(k)	68,910
Printing and postage	14,248	22,853	(11,986)	(l)	25,115
Miscellaneous	10,351	6,403	(9,031)	(m)	7,723
Total Expenses	1,371,321	2,235,237	(343,300)		3,263,258
Waivers and Reimbursements
Waiver of investment adviser fee	(38,915)	(1,332,984)	(608,139)	(n)	(1,980,038)
Waiver of administrative fee	(270,232)	0	270,232	(o)	0
Waiver of distribution services fee – Class A Shares	(166,220)	0	166,220	(o)	0
Waiver of distribution services fee – Cash II Shares	0	(103,214)	0		(103,214)
Waiver of shareholder services fee – Service Shares	0	(108,393)	(165,981)	(p)	(274,374)
Waiver of shareholder services fee – Cash II Shares	0	(86,012)	0		(86,012)
Waiver/Reimbursement of other operating expenses	(680,468)	0	680,468	(o)	0
Total Waivers and Reimbursements	(1,155,835)	(1,630,603)	342,800		(2,443,638)
Net expenses	215,486	604,634	(500)		819,620
Net investment income	16,782	35,021	500		52,303
Net realized gain on investments	0	5,268	0		5,268
Change in net assets resulting from operations	$16,782	$40,289	500		$57,571

(See Notes to Pro Forma Financial Statements)

Touchstone Ohio Tax-Free Money Market Fund

Federated Ohio Municipal Cash Trust

Notes to Combining Pro Forma Financial Statements

For the Period Ended October 31, 2014 (unaudited)

Note 1. Description of the Funds

Touchstone Ohio Tax-Free Money Market Fund, is a series of Touchstone Tax-Free Trust, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, non-diversified management investment company. Federated Ohio Municipal Cash Trust, is a portfolio of Money Market Obligations Trust, which is registered under the 1940 Act, as an open-end, diversified management investment company. Touchstone Ohio Tax-Free Money Market Fund consists of two classes of shares: Institutional Class Shares and Class A Shares. Federated Ohio Municipal Cash Trust consists of three classes of shares: Institutional Shares, Service Shares and Cash II Shares.

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Touchstone Ohio Tax-Free Money Market Fund and Federated Ohio Municipal Cash Trust (individually referred to as the “Fund”, or collectively as the “Funds”), for the period ended October 31, 2014. These statements have been derived from the books and records utilized in calculating daily net asset values at October 31, 2014.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of Touchstone Ohio Tax-Free Money Market Fund and Federated Ohio Municipal Cash Trust, which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles (GAAP) in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Institutional Class Shares and Class A Shares of Touchstone Ohio Tax-Free Money Market Fund for Institutional Shares and Service Shares, respectively, of Federated Ohio Municipal Cash Trust. Under GAAP, Federated Ohio Municipal Cash Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, if necessary. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the period ended October 31, 2014, Touchstone Ohio Tax-Free Money Market Fund and Federated Ohio Municipal Cash Trust paid investment advisory fees computed at the annual rate of 0.48% and 0.40%, respectively, as a percentage of average daily net assets.

The investment advisers of Touchstone Ohio Tax-Free Money Market Fund and Federated Ohio Municipal Cash Trust and/or their affiliates will pay certain expenses associated with the reorganization. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal and accounting fees incurred in connection with the preparation of the proxy materials; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. Federated Ohio Municipal Cash Trust shall bear expenses associated with the qualification of Federated Ohio Municipal Cash Trust shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the reorganization, either Touchstone Ohio Tax-Free Money Market Fund and/or Federated Ohio Municipal Cash Trust may incur transaction expenses associated with the sale and purchase of portfolio securities. At October 31, 2014, all securities held by Touchstone Ohio Tax-Free Money Market Fund comply investment objectives, strategies and restrictions of the Federated Ohio Municipal Cash Trust as of October 31, 2014.

Note 3. Portfolio Valuation

Securities for both Funds are valued at amortized cost. Under the amortized cost valuation method an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. For Federated Ohio Municipal Cash Trust, if amortized cost is determined not to approximate fair value, the value of the portfolio securities will be determined in accordance with the procedures described below

The Board of Trustees of Federated Ohio Municipal Cash Trust (the “Trustees”) has ultimate responsibility for determining the fair value of investments. The Trustees have appointed a valuation committee (“Federated Valuation Committee”) comprised of officers of the Federated Ohio Municipal Cash Trust, Federated Investment Management Company (“Federated Adviser”) and certain of the Federated Adviser’s affiliated companies to assist in determining fair value of securities and in overseeing the comparison of amortized cost to market-based value.   The Trustees have also authorized the use of pricing services recommended by the Federated Valuation Committee to provide fair value evaluations of the current fair value of certain investments for purposes of monitoring the relationship of market-based value and amortized cost.  The Federated Valuation Committee employs various methods for reviewing third-party pricing-service evaluation including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs and assumptions), and review of price challenges by the Federated Adviser based on recent market activity.  In the event that market quotations and price evaluations are not available for an investment, the Federated Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees.  The Trustees periodically review and approve the fair valuations made by the Federated Valuation Committee and any changes made to the procedures.

Note 4. Shares of Beneficial Interest

The Pro Forma Institutional Class Shares and Class A Shares net asset value per share assume the issuance of 98,240,955 Institutional Shares and 58,472,185 Service Shares of Federated Ohio Municipal Cash Trust in exchange for 98,240,955 Institutional Class Shares and 58,472,185 Class A Shares, respectively, of Touchstone Ohio Tax-Free Money Market Fund, which would have been outstanding, at October 31, 2014 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date.

Note 5. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code (the “Code”). After the acquisition, Federated Ohio Municipal Cash Trust intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2014, the Federated Ohio Municipal Cash Trust did not have a liability for any uncertain tax positions. Federated Ohio Municipal Cash Trust recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2014, tax years 2011 through 2014 remain subject to examination by the Federated Ohio Municipal Cash Trust’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The identified cost of investments for the Funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Note 6. Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenue reported in the financial statements. Actual results could differ from those estimated. The Funds apply Investment Company accounting and reporting guidance.

Note 7. Pro Forma Adjustments

(a)	Touchstone Advisors, Inc. (the “Touchstone Advisor”) serves as investment advisor to Touchstone Ohio Tax-Free Money Market Fund. The advisory agreement between the Touchstone Ohio Tax-Free Money Market Fund and the Touchstone Advisor provides for an annual fee paid by Touchstone Ohio Tax-Free Money Market Fund that decreases at certain breakpoints based on the amount of Touchstone Ohio Tax-Free Money Market Fund’s average daily net assets. The advisory fee breakpoints are: 0.50% on the first $100 million of assets; 0.45% on the next $100 million of assets; 0.40% on the next $100 million of assets; and 0.375% on assets over $300 million. Because it has not met some of the breakpoints, Touchstone Ohio Tax-Free Money Market Fund pays an effective advisory fee equal to 0.48% of its average daily net assets.

Federated Investment Management Company (Federated Adviser) serves as investment adviser to Federated Ohio Municipal Cash Trust and receives for its services an annual investment advisory fee equal to 0.40% of the average daily net assets of Federated Ohio Municipal Cash Trust. An adjustment to the combined investment advisory fee reflects investment advisory fees charged at 0.40% of the average net assets of Federated Ohio Municipal Cash Trust Pro Forma Combined.

The Federated Adviser may voluntarily choose to waive a portion of its fee. The Federated Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

(b) Federated Administrative Services (“FAS”), under the Administrative Services Agreement, provides Federated Ohio Municipal Cash Trust with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds. FAS may voluntarily choose to waive any portion of its fee. FAS can terminate its voluntary waiver at any time at its sole discretion. As of December 31, 2006, the Touchstone Advisor provides administrative services to the Touchstone Ohio Tax-Free Money Market Fund. An adjustment to the combined administrative personnel and services fee reflects the fee structure of the Federated Funds on the Federated Ohio Municipal Cash Trust Pro Forma Combined.

(c) Adjustment to reflect the combining of two portfolios into one and custodian fees based upon the current expense structure for Federated Ohio Municipal Cash Trust Pro Forma Combined.

(d) Adjustment to reflect the combining of two portfolios into one and transfer agent fees based upon the current expense structure for Federated Ohio Municipal Cash Trust Pro Forma Combined.

(e) Adjustment to reflect the combining of two portfolios into one and Trustees fees based upon the current expense structure for Federated Ohio Municipal Cash Trust Pro Forma Combined.

(f) Adjustment to reflect the combining of two portfolios into one and auditing fees based upon the current expense structure for Federated Ohio Municipal Cash Trust Pro Forma Combined.

(g) Adjustment to reflect the combining of two portfolios into one and legal fees based upon the current expense structure for Federated Ohio Municipal Cash Trust Pro Forma Combined.

(h) Adjustment to reflect the combining of two portfolios into one and portfolio accounting fees based upon the current expense structure for Federated Ohio Municipal Cash Trust Pro Forma Combined.

(i) Adjustment to reflect the removal of distribution services fees for Touchstone Ohio Tax-Free Money Market Fund from Federated Ohio Municipal Cash Trust Pro Forma Combined since Service Shares of Federated Ohio Municipal Cash Trust do not currently incur a similar fee.

(j) Federated Ohio Municipal Cash Trust may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund’s Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Adjustment to reflect expense structure of Federated Ohio Municipal Cash Trust on average daily net assets of Federated Ohio Municipal Cash Trust Pro Forma Combined.

(k) Adjustment to reflect the combining of two portfolios into one and share registration costs based upon the current expense structure for Federated Ohio Municipal Cash Trust Pro Forma Combined.

(l) Adjustment to reflect the combining of two portfolios into one and printing and postage costs based upon the current expense structure for Federated Ohio Municipal Cash Trust Pro Forma Combined.

(m) Adjustment to reflect the combining of two portfolios into one and miscellaneous expenses based upon the current expense structure for Federated Ohio Municipal Cash Trust Pro Forma Combined.

(n) Adjustment to reflect the voluntary waiver of investment advisory fees on the average daily net assets of Federated Ohio Municipal Cash Trust Pro Forma Combined to maintain Fee Limit and minimum yield.

The Federated Adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Federated Ohio Municipal Cash Trust’s Institutional Shares, Service Shares and Cash II Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.52%, 0.72% and 1.02% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”); (a) March 1, 2015; or (b) the date of the Fund’s next effective Prospectus. While the adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or increased prior to the Termination Date with the agreement of the Fund’s Trustees.

(o) Adjustment to remove the voluntary waivers of administrative, distribution services fees and other operating expenses not applicable to Federated Ohio Municipal Cash Trust Pro Forma Combined.

(p) Adjustment to reflect the voluntary waiver of other service fees necessary to maintain the Fee Limit and minimum yield for the Service Shares of Federated Ohio Municipal Cash Trust Pro Forma Combined.

FEDERATED OHIO MUNICIPAL CASH TRUST

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Federated Investment Management Company.
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